UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

NYMAGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NYMAGIC, INC.
919 Third Avenue
New York, New York 10022
April 2, 2008
Dear Shareholder:
     You are cordially invited to attend the 2008 Annual Meeting of Shareholders of NYMAGIC, INC., which will be held at 9:00 A.M., local time, on Wednesday, May 21, 2008, at the offices of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, NY 10019. The matters to be acted upon at the meeting are the election of directors, the approval of the adoption of an amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan and the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2008, and such other business that may properly come before the meeting, all as described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.
     It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to vote as promptly as possible so that your shares will be voted at the Annual Meeting of Shareholders. This will not limit your right to vote in person or to attend the meeting.
Sincerely,
Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
Proposal No. 1: Election of Directors
Nominees for Directors
Committees of the Board of Directors
Human Resources Committee Interlocks and Insider Participation
Corporate Governance
Executive Compensation
Compensation Discussion and Analysis
Compensation Philosophy and Objectives
Overview of the Components of Executive Compensation
Determination of Appropriate Target Compensation Levels
2007 Base Compensation
2007 Annual Incentive Plan
2007 Long-Term Incentives
Equity Incentives
Timing of Compensation
Retirement Plans
Employee and Post-Employment Benefits
Deferred Compensation Program
Employment Contracts and Termination of Employment Arrangements
Impact of Accounting and Tax Treatment of Compensation
Role of Named Executive Officers in Determining Compensation
Additional Information Regarding Executive Compensation
2007 Summary Compensation Table
2007 Grants of Plan-Based Awards
2007 Outstanding Equity Awards at Fiscal Year End
2007 Option Exercises and Stock Vested
Compensation Of Directors
2007 DIRECTOR COMPENSATION
Section 16(A) Beneficial Ownership Reporting Compliance
SHARE INVESTMENT PERFORMANCE GRAPH
Report Of The Human Resources Committee
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Security Ownership of Management
Voting Agreement
Certain Relationships and Related Transactions
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO THE NYMAGIC, INC. AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
Proposal No. 3: Ratification Of The Appointment Of Independent Registered Public Accountants
Principal Accounting Firm Fees
Audit Committee Pre-Approval Policy
Other Matters
Submission of Shareholder Proposals and Discretionary Voting
Householding of Proxy Materials
Annual Report

NYMAGIC, INC.
919 Third Avenue
New York, New York 10022

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 21, 2008

TO OUR SHAREHOLDERS:
     The Annual Meeting of Shareholders of NYMAGIC, INC., a New York corporation (the “Company”), will be held at the offices of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, NY 10019 on Wednesday, May 21, 2008, at 9:00 A.M., local time, for the following purposes:
1.	To elect eleven members to the Board of Directors to hold office until the 2009 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To approve the adoption of an amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan increasing the maximum number of shares of NYMAGIC common stock, $1.00 par value per share (the “Common Stock”), the Company may issue under it from 450,000 to 900,000;

3.	To consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2008; and,

4.	To transact such other business that properly may come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.
     All of the above matters are described more fully in the accompanying Proxy Statement.
     Our Board of Directors has fixed the close of business on March 24, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders and at any adjournment or postponement thereof.
     We are pleased to take advantage of new U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. Accordingly, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”). The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2007 Annual Report on Form 10-K and a form of proxy card or voting instruction card. Certain shareholders will receive both a Notice and a paper copy of the proxy materials by mail. We believe that this new process will allow us to provide our shareholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.
     We plan to mail the Notice to shareowners by April 8, 2008. We will continue to mail printed copies of this proxy statement, our 2007 Annual Report on Form 10-K and form of proxy to certain shareowners and we expect that mailing to begin on or about April 8, 2008.

     We will first make available this proxy statement, our Annual Report on Form 10-K and our proxy card at www.proxyvote.com on or about April 8, 2008 to all shareholders entitled to vote at the Annual Meeting of Shareholders.  You may also request a printed copy of these proxy materials by any of the following methods: via Internet at www.proxyvote.com; by telephone at 1-800-579-1639; or by sending an e-mail to sendmaterial@proxyvote.com.

     Your vote is important. Whether or not you plan to attend the meeting, I urge you to vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card for the meeting by completing, signing, dating and returning your proxy card or voting instruction card in the envelope provided. Any shareholders attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.
BY ORDER OF THE BOARD OF DIRECTORS OF NYMAGIC, INC.
Paul J. Hart
Executive Vice President,
General Counsel and Secretary
April 2, 2008

NYMAGIC, INC.
919 Third Avenue
New York, New York 10022

PROXY STATEMENT
FOR
2008 Annual Meeting of Shareholders
To Be Held on Wednesday, May 21, 2008

     The proxy materials, including this proxy statement and accompanying form of proxy card or voting instruction card and our 2007 Annual Report on Form 10-K for the year ended December 31, 2007 are being distributed and made available to the shareholders of NYMAGIC, INC., a New York corporation (“NYMAGIC” or the “Company”), on or about April 3, 2008, in connection with the solicitation of proxies by the Board of Directors of NYMAGIC to be voted at the 2008 Annual Meeting of Shareholders, to be held at 9:00 A.M., local time, at the offices of Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, NY 10019 on Wednesday, May 21, 2008 (the “Annual Meeting”) and any adjournment or postponement thereof.
     In accordance with rules and regulations recently adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our shareholders by providing access to such documents on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our shareholders of record and beneficial owners on or about April 3, 2008. Shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them, by following the instructions in the Notice.
     The Notice will also provide instructions on how to inform us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form by mail will remain in effect until you terminate it.
     Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.
At the Annual Meeting shareholders will be asked to:
1.	elect eleven members to the Board of Directors to hold office until the 2009 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	approve the adoption of an amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan increasing the maximum number of shares of Common Stock the Company may issue under it from 450,000 to 900,000;

3.	consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent registered public accountants for the year ending December 31, 2008; and,

4.	transact such other business as properly may come before the Annual Meeting and any adjournment or postponement thereof.
     Our principal executive offices are located at 919 Third Avenue, New York, New York 10022 and our telephone number is (212) 551-0600.
     Who Can Vote. Shareholders of record of Common Stock outstanding as of the close of business on March 24, 2008, the record date, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 8,717,013 outstanding shares of Common Stock held by approximately 54 record holders. Each share of Common Stock is entitled to one vote on each matter to be presented for shareholder action at the Annual Meeting. There are no cumulative voting rights.

     How You Can Vote. If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, or 485 Washington Boulevard, Jersey City, New Jersey 07310-1900, you are considered, with respect to those shares, the shareowner of record. As the shareowner of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the shareowner of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.
     Whether you hold shares directly as a registered shareowner of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by telephone, by using the Internet or by mail if you request to receive a printed set of the proxy materials by mail.
     By Telephone or Internet. If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy material and on your proxy card or voting instruction card.
     By Mail. If you receive a printed version of the proxy materials, you may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed, postage-paid envelope addressed to NYMAGIC, INC., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge”), which receives inspects and tabulates the proxies. If you provide specific voting instructions, your shares will be voted as you have instructed. When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented by the proxy card will be voted in accordance with the shareholder’s instructions. In the absence of instructions, duly executed proxies will be voted FOR all nominees for Director identified on page 4, FOR the proposal to adopt the amendment to the NYMAGIC, INC. Amended and Restated Long-Term Incentive Plan increasing the maximum number of shares of Common Stock the Company may issue under it from 450,000 to 900,000 and FOR the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2008. If any other matter properly is presented, the proxy holders will vote your shares in accordance with their best judgment. NYMAGIC knows of no matters other than those described below that may come before the Annual Meeting.
     Revocation of Proxies. Any shareholder of NYMAGIC may revoke or change their proxy at any time before the final vote at the meeting. You may do this by delivering another proxy dated after the proxy that you wish to revoke to the attention of: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, New York 10022, by voting by telephone or by using the Internet, both of which must be completed by 11:59 p.m. Eastern Time on May 20, 2008 (your latest telephone or Internet proxy is counted) or by voting in person at the Annual Meeting. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a bank or brokerage firm, you must contact that bank or firm directly to revoke any prior voting instructions. The submission of a proxy will not affect the right of a holder of Common Stock to attend, or vote in person at, the Annual Meeting.
     Required Votes. The form of proxy provides space for a shareholder to withhold voting for any of the nominees for the Board of Directors or to abstain from voting on any other proposal if the shareholder chooses to do so. Directors are elected by a plurality of the votes cast at the Annual Meeting. All other matters require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy. In addition, the New York Stock Exchange rules require that the votes cast on the proposal to approve the adoption of the amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan represent more than 50% of the votes of all Common Stock entitled to vote. The affirmative vote of the holders of a majority of the shares voting in favor of or against this proposal at the Annual Meeting will be required to approve the amendment to the 2004 Plan. Proxies submitted by brokers who do not indicate a vote for some or all of the items voted on because they do not have discretionary voting authority and have not received voting instructions are called “broker non-votes.” Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast. Therefore, they will have no effect on the outcome of the other matters to be voted on at the meeting.

     Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Annual Meeting. For purposes of determining whether a quorum is present, abstentions and broker non-votes will be included. In addition, the New York Stock Exchange rules require that the total votes cast on the proposal to approve the adoption of the amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan represent more than 50% of the votes of all Common Stock entitled to vote.
     A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by shareholders during ordinary business hours at the principal executive offices of NYMAGIC located at 919 Third Avenue, New York, New York 10022, for a period of ten days before, and at the time and place of, the Annual Meeting.
     Solicitation. The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited by our directors, officers and other employees by personal interview, telephone, telegram and other means of communication. Such persons will receive no additional compensation for such services. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to the beneficial owners of shares of our Common Stock held of record by such brokers and other fiduciaries. The Company will reimburse the brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred when the solicitation materials are forwarded. The Company does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this Proxy Statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.
Proposal No. 1: Election of Directors
     Information concerning the nominees for election to the Board of Directors is set forth below. Each nominee for election to the Board of Directors has consented to being named as a nominee and has agreed to serve if elected. NYMAGIC’s Amended and Restated By-Laws provide for a Board of Directors consisting of not fewer than nine, or more than nineteen Directors. If elected, each Director will serve for a one-year term, expiring at the Company’s 2009 annual meeting of shareholders and until his successor is duly elected and qualified. If unforeseen circumstances, such as death or disability, make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. We are not aware of any circumstances that would render any nominee for Director unavailable.
     The Board of Directors has nominated Messrs. John R. Anderson, Glenn Angiolillo, Ronald J. Artinian, John T. Baily, David E. Hoffman, A. George Kallop, William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses, George R. Trumbull, III, and David W. Young to serve as Directors and, unless otherwise marked, a proxy will be voted FOR the election of such persons. Each of the nominees is currently a Director of the Company. The Board has determined that Messrs. Anderson, Angiolillo, Artinian, Baily, Hoffman and Young are independent Directors, because they meet the independence criteria set forth in the listing standards of the New York Stock Exchange.
     On February 20, 2002, certain Company shareholders entered into a voting agreement, which was amended on March 1, 2002, January 31, 2003, March 12, 2003 and February 24, 2004, and which was amended and restated on October 12, 2005 (as amended and restated, the “Amended and Restated Voting Agreement”) with Mariner Partners, Inc. (“Mariner”) (a professional asset management company of which Mr. Michaelcheck, a member of our Board of Directors, is the beneficial owner of a substantial number of shares). The Amended and Restated Voting Agreement relates to approximately 15.5% of the Company’s issued and outstanding shares of Common Stock as of the record date. It grants Mariner an option to purchase 1,350,000 shares of Common Stock from the participating shareholders and entitles each party to the agreement to designate certain individuals for nomination as Directors of the Company. The following candidates were nominated for election to the Board at the Annual Meeting pursuant to the provisions of the Amended and Restated Voting Agreement: Mariner nominated William J. Michaelcheck, George R. Trumbull, III, A. George Kallop and William D. Shaw, Jr.; Mark W. Blackman nominated Glenn Angiolillo; Lionshead Investments, LLC nominated John R. Anderson; Robert G. Simses nominated Robert G. Simses and Ronald J. Artinian; and, A. George Kallop, our President and Chief Executive Officer, nominated David W. Young, John T. Baily and David E. Hoffman. After considering the qualifications of each of the candidates named above, the Nominating Committee recommended to the Board of Directors that each such candidate be nominated by the Board for election as a Director at the Annual Meeting. At a special meeting of the Board of

Directors on March 24, 2008, all of the candidates named above were nominated by the Board for election to the Board at the Annual Meeting. The Company is not a party to the Amended and Restated Voting Agreement. Additional information concerning the Amended and Restated Voting Agreement is contained below under the caption “Voting Agreement.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE
ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ELEVEN NOMINEES LISTED BELOW.
     The following presents certain information concerning the nominees for election as Directors, including all positions and offices with the Company and its predecessors, terms of office as Director and periods during which the nominee served as such, current membership on Committees of the Board of Directors of the Company and business experience during the last five years.
Nominees for Directors

Name	Age	Director Since	Position
John R. Anderson (3)(5)(6)	63	1999	Director
Glenn Angiolillo (2)(6)	54	2002	Director
Ronald J. Artinian	59	2008	Director
John T. Baily (2)(4)	64	2003	Director
David E. Hoffman (2)(5)(6)	58	2004	Director
A. George Kallop (1,4)	62	2005	Director, President and
			Chief Executive Officer
William J. Michaelcheck (3)	61	2002	Director
William D. Shaw, Jr. (1)(3)	62	2002	Director and Vice Chairman
Robert G. Simses (1)(3)(4)	61	2001	Director
George R. Trumbull, III (1)(4)	63	2002	Director and Chairman
David W. Young (2)(3)(4)(5)	64	2003	Director

(1)	Member of Executive Committee

(2)	Member of Audit Committee

(3)	Member of Finance Committee

(4)	Member of Underwriting Committee

(5)	Member of Human Resources Committee

(6)	Member of Nominating /Corporate Governance Committee
     John R. Anderson served as the president and owner of Cedarhill Consultants, Inc., an insurance consulting firm, as well as a sales consultant for the S&W Agency, Inc., an insurance agency, from January 1999 until his retirement in December 2001. From 1991 through December 1998, Mr. Anderson was a 50% owner of the Compain-Anderson Group, Inc., a general agency of Guardian Life Insurance Company.
     Glenn Angiolillo has served as president of GJA Corp., a consulting and advisory firm specializing in wealth management, since 1998. Previously, Mr. Angiolillo was a partner and member of the Management Committee in the law firm of Cummings & Lockwood where he concentrated in the areas of corporate law, mergers and acquisitions and banking and finance. Mr. Angiolillo serves on the board of directors of LICT Corp., formerly known as Lynch Interactive Corp.
     Ronald J. Artinian is a private investor. Previously, from 1989 until his retirement in 1998, he was an executive vice president and senior managing director with Smith Barney. Mr. Artinian serves on the boards of directors of First Real Estate Investment Trust of New Jersey and The Reserve Fund.
     John T. Baily served as the president of Swiss Re Capital Partners from 1999 until his retirement in 2002. Previously, Mr. Baily was a partner (1976-1999), national insurance industry chairman (1986-1998) and a member of the board of partners and its predecessor, the firm council (1986-1999), of the public accounting firm, Coopers & Lybrand where he led the insurance industry group. Mr. Baily serves on the board of directors of RLI Corp. and Endurance Specialty, LTD. He did not stand for re-election to the board of directors of Erie Indemnity Company on whose board he previously served from 2003 until April, 2008.
     David E. Hoffman is a private investor. Previously, he served in a variety of positions with Accenture, the public consulting firm, from 1979 until his retirement in 2002. At the time of his retirement Mr. Hoffman was the Global Managing Partner of Accenture’s banking, investment management and insurance industry practice.
     A. George Kallop is the President and Chief Executive Officer of the Company. He became the Executive Vice President of the Company in May 2002 and in February 2004 he was appointed to the additional position of Chief Operating Officer. He was appointed to his current position effective October 1, 2005. From 1999 to 2002, Mr. Kallop was a principal of Mariner Investment Group, Inc. a professional asset management company. Previously, Mr. Kallop was a managing director of Bear, Stearns & Co. Inc., a global investment banking, securities and brokerage firm.
     William J. Michaelcheck founded Mariner Investment Group, Inc., an affiliate of Mariner, in 1992 and continues to serve as its chairman. Previously, he was an executive vice president of Bear Stearns Companies Inc., the parent company of Bear, Stearns & Co. Inc., and a Senior Managing Director of Bear, Stearns & Co. Inc.
     William D. Shaw, Jr., became the Vice Chairman of the Company in May 2002. Since January 1, 2004 he has been employed by Mariner and is a member of its management and investment committees. He has been the managing member of Mariner LLC, an investment management company not directly affiliated with Mariner since 1999. From 1998 to 1999, Mr. Shaw served as chairman of the board of directors of Aubrey G. Lanston & Co. Inc., a securities broker-dealer, and also served as its president and chief executive officer from 1993 to 1998.
     Robert G. Simses has served as the Managing Partner of the law firm of Simses & Associates P.A. since 2001, where he practices in the area of estate and charitable planning, trust and estate administration and taxation. Previously, from 1981 to 2001 he was a partner in the law firm of Cummings & Lockwood, where he was the partner in charge of its Palm Beach, Florida office. Since October 2002, Mr. Simses has served as the President and Chief Operating Officer of The William H. Pitt Foundation Inc., and since 2008 Mr. Simses has served on the board of directors of Tiptree Financial Partners, L.P., which is managed by a Mariner affiliate, Tricadia Capital Management, LLC.
     George R. Trumbull, III is the Chairman of the Company. He became the Chairman and the Chief Executive Officer of the Company in May and June 2002, respectively. Effective October 1, 2005, Mr. Trumbull resigned from his position as Chief Executive Officer. He served as chairman of the board of directors and chief executive officer of Encompys, Inc., a software services provider, from February 2001 until May 2002. From September 1999 to February 2001, Mr. Trumbull was a private investor, and from May 1994 to September 1999, he served as chief executive officer of AMP Limited, an Australian insurance and asset management company. Mr. Trumbull also served as the non-executive chairman of Select Reinsurance Ltd., a Bermuda based reinsurance company from March 2003 until December 2004.
     David W. Young has been a partner of CCP Equity Partners, LLC, a private equity/venture capital business since 2001. During 2000 and 2001 Mr. Young was a private investor. Previously from 1988 to 1999 he was the Chief Investment Officer of The Progressive Corporation.
Committees of the Board of Directors
     NYMAGIC has six standing Committees of the Board of Directors, including an Audit Committee, an Executive Committee, a Finance Committee, a Human Resources Committee, a Nominating/Corporate Governance Committee and an Underwriting Committee. During 2007, the Board of Directors held seven meetings. The Executive Committee, Audit Committee, Finance Committee, Nominating/Corporate Governance Committee, Human Resources Committee and Underwriting Committee held one, seven, five, three, three and three meetings, respectively. During their service as members of the Board in 2007, seven of the Company’s Directors attended all, three Directors attended six and one of the Company’s Directors attended five, meetings of the Board of Directors. All Directors attended at least 80% of the meetings of each Committee on which he served. We do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting, but we encourage all

Directors to attend. We make every effort to schedule our Annual Meeting at a time and date to permit attendance by Directors. All of our Directors attended our last annual meeting, which was held on May 23, 2007.
     Audit Committee. The Audit Committee consists of the following Directors: Messrs. Glenn Angiolillo, John T. Baily, who is the Audit Committee’s chairman and financial expert, David E. Hoffman and David W.
     Young. All Audit Committee members meet the independence criteria and have the qualifications set forth in the listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934. Mr. Baily is qualified as an audit committee financial expert within the meaning of Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee’s responsibilities include (i) reviewing the Company’s external and internal audit functions and the adequacy of its internal accounting and financial controls, (ii) reviewing with the independent registered public accountants their report on the Company’s financial statements and (iii) reviewing the professional services proposed to be provided by the independent registered public accountants and considering the possible effect of such services on their independence. On February 26, 2004 the Board of Directors adopted a written charter under which the Audit Committee operates. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis. A copy of the charter of the Company’s Audit Committee is posted on our corporate website at www.nymagic.com and available in print to any Shareholder who requests it. Mr. Baily serves on the audit committees of two public companies in addition to NYMAGIC, INC. and the Board of Directors has determined that such simultaneous service does not impair his ability to serve effectively on the Company’s Audit Committee.
     The Audit Committee’s procedures for the pre-approval of audit and permitted non-audit services are described in “Proposal No. 3: Ratification of the Appointment of Independent Registered Public Accountants-Audit Committee Pre-Approval Policy.”
     Executive Committee. The Executive Committee consists of the following Directors: Messrs. A. George Kallop, William D. Shaw, Jr., Robert G. Simses and George R. Trumbull, III. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of the Company during intervals between meetings of the Board of Directors.
     Finance Committee. The Finance Committee consists of the following Directors: Messrs. John R. Anderson, William J. Michaelcheck, William D. Shaw, Jr., Robert G. Simses, and David W. Young. As noted above, Mr. Michaelcheck is the beneficial owner of a substantial number of shares of Mariner and Mr. Shaw is a shareholder and employee of Mariner. As discussed in the section entitled “Certain Relationships and Related Transactions” the Company entered into an investment management agreement with Mariner pursuant to which Mariner is responsible for managing the Company’s investment portfolio. The Finance Committee provides Mariner general investment direction and ensures that Mariner’s investments are consistent with the Company’s investment guidelines. The Finance Committee monitors and reviews the Company’s financial position and investment policy. The Company’s investment policy is reviewed quarterly and conforms to the requirements contained in the New York State Insurance Law and Regulations.
     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee consists of the following Directors: Messrs. John R. Anderson, Glenn Angiolillo and David E. Hoffman. All members of the Nominating/Corporate Governance Committee meet the independence criteria set forth in the listing standards of the New York Stock Exchange. The Nominating/Corporate Governance Committee is responsible for recommending qualified candidates for Director positions whose terms are to expire or are vacant. The Nominating/Corporate Governance Committee seeks Directors that provide varying perspectives to our Board of Directors and maintain the following qualities: high standards of integrity, diversified knowledge, business acumen, professional leadership, financial expertise and managerial experience. The Nominating/Corporate Governance Committee provides a report to the Board of Directors setting forth certain information about each candidate it is recommending. Any Director may recommend other candidates for available Director positions, provided that specified information about such candidates is given. The Nominating/Corporate Governance Committee will consider responsible recommendations by shareholders of candidates to be nominated as Directors of the Company. All such recommendations must be in writing and addressed to the Corporate Secretary of the Company at: Corporate Secretary, Shareholder Nominations, NYMAGIC, INC., 919 Third Avenue, New York, New York 10022. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references and must include such information about the candidate that the Company would need to include in any proxy statement for the election of Directors as well as the consent of the candidate to being named in the proxy material and to serving if elected. The submission should also include a description of all arrangements or understandings between the submitting shareholder and the candidate. By accepting a shareholder recommendation for consideration, the Nominating/Corporate Governance Committee does not undertake to adopt or to take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act. Additional information concerning shareholder proposals is contained below under the caption “Submission of Shareholder Proposals and Discretionary Voting.” The Board of Directors has adopted a written charter under which the Nominating/Corporate Governance Committee operates. The charter of the Nominating/Corporate Governance Committee is posted on our corporate website at www.nymagic.com and available in print to any Shareholder who requests it.
     Human Resources Committee. The Human Resources Committee consists of the following Directors: Messrs. John R. Anderson, David E. Hoffman and David W. Young. All members of the Human Resources Committee members meet the independence criteria set forth in the listing standards of the New York Stock Exchange. The Human Resources Committee is charged with the administration of the Company’s 1991 Stock Option Plan and the 1999 Phantom Stock Plan, as well as the review and approval of the compensation package of the Company’s President and Chief Executive Officer as well as the Company’s salary structure and benefit packages. Additional information concerning the administration of these plans and the compensation policies of the Human Resources Committee is contained below under the caption “Executive Compensation, Compensation Discussion and Analysis.” The Board of Directors has adopted a written charter under which the Human Resources Committee operates. The charter of the Human Resources Committee is posted on our corporate website at www.nymagic.com and available in print to any Shareholder who requests it.
     Underwriting Committee. The Underwriting Committee consists of the following Directors: Messrs. George R. Trumbull, III, John T. Baily, A. George Kallop, Robert G. Simses and David W. Young. The Underwriting Committee is responsible for ensuring that the Company follows the overall underwriting strategy as defined by management and the Board of Directors. The Underwriting Committee’s duties include periodic reviews of the lines of business written by the Company, ensuring that pricing and risk selection criteria are adhered to by our underwriting staff, and making sure that the Company maintains high levels of experience and expertise in our underwriting staff.
Human Resources Committee Interlocks and Insider Participation
     During 2007, the Human Resources Committee of the Board of Directors consisted of Messrs. John R. Anderson, David E. Hoffman, David W. Young and Glenn R. Yanoff, who resigned from our Board of Directors on March 24, 2008. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.
     For a description of certain relationships and transactions with members of the Board of Directors or their affiliates, see “Certain Relationships and Related Transactions.”
Corporate Governance
     Code of Business Conduct and Ethics. We have adopted a Code of Ethics for Senior Executive and Financial Officers as well as a Code of Business Conduct and Ethics for Directors, Officers and Employees. These codes of business conduct and ethics are designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange corporate governance rules related to codes of conduct and ethics and are posted on our corporate website at www.nymagic.com and available in print to any Shareholder who requests them. Copies of our Code of Ethics for Senior Executive and Financial Officers as well as our Code of Business Conduct and Ethics for Directors, Officers and Employees are available, free of charge, upon request directed to: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022.
     Corporate Governance Guidelines. We have also adopted corporate governance standards to advance the functioning of our Board of Directors and its committees and to set forth the Board of Directors’ expectations as to how it should perform its functions. Our corporate governance standards are posted on our corporate website at www.nymagic.com and available in print to any Shareholder who requests them.

     Non-Management Directors. Our non-management Directors meet at regularly scheduled executive sessions without management and our independent Directors meet separately at least once a year in executive session. Mr. Glenn Angiolillo has been chosen by our Board of Directors to preside at these meetings.
     Shareholder Communications Policy. Our Board of Directors has adopted a policy with respect to shareholder communications with the Board of Directors. Shareholders and other interested parties may communicate directly with our Board of Directors, our non-management Directors as a group or Mr. Glenn Angiolillo, the Director chosen to preside over non-management and independent meetings of the Board of Directors. All communications should be in writing and should be directed to our Corporate Secretary at: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022. The sender should indicate in the address whether it is intended for the entire Board of Directors, the non-management Directors as a group, an individual Director or Mr. Angiolillo. Each communication received by the Corporate Secretary will be forwarded to the intended recipient or recipients in accordance with the existing instructions.
Executive Compensation
Compensation Discussion and Analysis
      The following table sets forth the name, position, age and year first elected for each of the persons who served as a named executive officer of the Company in 2007. Each named executive officer was elected in 2007 to serve until the meeting of the Board of Directors following the 2008 Annual Meeting or until his or her earlier death, resignation or removal. None of the Company’s named executive officers was selected pursuant to any form of agreement or arrangement, including the Amended and Restated Voting Agreement.

Name	Position	Age	Year First Elected
A. George Kallop	President and Chief Executive Officer	62	2002

Mark W. Blackman	Executive Vice President and Chief	56	1988
	Underwriting Officer

Paul J. Hart	Executive Vice President, General	57	2002
	Counsel and Secretary

Thomas J. Iacopelli	Executive Vice President, Chief	47	1989
	Financial Officer and Treasurer

Craig S. Lowenthal	Executive Vice President and Chief	44	2007
	Information Officer
     A description of the business experience of Mr. Kallop appears above under the caption “Proposal No. 1: Election of Directors.” Set forth below is a description of the business experience during the last five years of the other named executive officers of the Company.
     Mr. Blackman, who was a Director of the Company from 1979 until May, 2004, has been Chief Underwriting Officer of the Company since June, 2002, and he was appointed to the additional position of Executive Vice President in September 2005. He was employed by the Company or its subsidiaries from 1977 until September 1998 and was the President of the Company from 1988 until September 1998. From October 1998 until May 2002 Mr. Blackman was a private investor.
     Mr. Hart has been Executive Vice President, General Counsel and Secretary of the Company since March, 2008. Previously, he was the Senior Vice President, General Counsel and Secretary of the Company since 2002. Mr. Hart was the Chief Financial Officer and General Counsel of Encompys, Inc. a software services provider, from August 2001 through July 2002.
     Mr. Iacopelli has been Executive Vice President and Chief Financial Officer of the Company since March, 2008. Previously, he was Senior Vice President and Chief Financial Officer of the Company since 2002, was appointed Chief Financial Officer in 1989 and was elected the Company’s Treasurer in 2000.
     Mr. Lowenthal has been Executive Vice President and Chief Information Officer of the Company since March, 2008. Previously, he was Senior Vice President and Chief Information Officer since March, 2007. Mr. Lowenthal was a Managing Principal and the Chief Information Officer of Integro Insurance Brokers from June, 2005 until April, 2007. Before joining Integro, Mr. Lowenthal was with Hartford Financial Products, a unit of The Hartford Financial Services Group, Inc., where he was Vice President and Chief Information Officer of Hartford Financial Products from 2000 to 2005.

Compensation Philosophy and Objectives
     As a commercial lines property and casualty insurance company, our success depends on our ability to identify, develop, and market insurance products that address important business needs and to deliver superior returns on our invested assets. In addition, the cyclical nature of the insurance business requires us to be able to react nimbly to market dynamics. Accordingly, our overarching goal in compensating executive officers is to attract, retain and motivate superior executives, who are critical to our success. We believe that both short-term and long-term incentive compensation paid to executive officers should be performance driven, and that an increasing proportion of their compensation opportunities should be linked to Company performance and shareholder returns, thus aligning shareholder and management interests.
       Our compensation decisions with respect to executive officer salaries, annual incentive targets and long-term incentive compensation are influenced by: (a) the executive’s level of responsibility and function within the Company; (b) the overall performance and profitability of the Company; (c) our assessment of marketplace compensation, including the pay practices of similar companies; and, (d) the individual employee’s performance. Our philosophy is to provide competitive total compensation opportunities through a mix of base salary, annual bonus, and long-term incentives, including stock-based awards.
Overview of the Components of Executive Compensation
The Company’s executive compensation program comprises a number of components as set forth below:

Component	What the Component Addresses	Purpose of the Component
Base Compensation	Executive competence including skills, experience and contributions to the Company	Provides guaranteed compensation based on market conditions

Annual Incentive	Contributions toward the Company’s achievement of specified earnings and operational goals	Rewards individual performance Focuses on meeting annual goals Provides annual incentive compensation Motivates achievement of annual performance objectives

Long-Term Incentives Restricted Share Units, Performance Units and Options	Growth in shareholder value Long-term profitability	Stock price performance Profitability Executive ownership of our stock Executive retention

Welfare Benefits	Executives participate in employee benefit plans generally available to our employees, including medical, health, life insurance and disability plans and a profit sharing plan, as well as a severance plan Continuation of welfare benefits may occur as part of severance upon certain terminations of employment	These benefits are part of our broad-based total compensation program

Employment Contracts And Termination Arrangements	We have employment agreements with certain named executive officers, including our President and Chief Executive Officer, our Chief Financial Officer, our General Counsel and our Chief Information Officer We also have an employment agreement with our Chairman These agreements provide severance benefits if an officer’s employment is terminated under defined circumstances	These arrangements are designed to retain executives and provide continuity of management. They are described in more detail on pages 13 and 14 of this proxy statement

     Our compensation programs allow us to attract and retain highly qualified executives and to implement our pay for performance philosophy. We believe that this combination of programs provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term shareholder value, and supports executive recruitment and retention.
Determination of Appropriate Target Compensation Levels
     The Human Resources Committee (the “Committee”) relies on a number of factors in ensuring that the Company’s executive compensation program is achieving its objectives. Among those are:
     Peer Company Comparison. We seek to provide competitive compensation based upon our assessment of compensation paid to executive officers in comparable positions at similar companies in the property and casualty segment of the insurance industry (our “Peer Group”).
     With the assistance of an independent compensation consultant, we marshal and evaluate competitive market data annually, and we compare compensation paid to our named executive officers with the total compensation opportunities, including salary, target annual bonus, and long-term incentives paid to executive officers in our Peer Group. Sources of this information include public company proxy statements, published compensation surveys, and a proprietary database maintained by our independent compensation consultant. Given the importance we place on executive retention and our concern about providing excessive short-term incentives in what is a long-term (long tail) business, our base compensation is slightly above, and our annual bonus targets are modestly below, the median of our Peer Group.
     Total Compensation Review. The Committee reviews the Company’s President and Chief Executive Officer’s base compensation, bonus, and equity incentives annually with the guidance of the Company’s Chairman, who provides the Committee with his recommendation, and, as it finds appropriate, with the Company’s Senior Vice President, Human Resources and our independent compensation consultant. The Committee also reviews with the Company’s President and Chief Executive Officer his recommendations regarding other named executive officer base compensation, as well as merit increase and annual incentive bonus pools for our other named executive officers.
2007 Base Compensation
       Base compensation is the guaranteed element of employees’ annual cash compensation. Our named executive officers’ base compensation reflects a combination of factors, including competitive pay levels, the executive’s responsibilities within the Company, the executive’s experience and length of service with the Company, the executive’s total target compensation, our annual budget for merit increases and the executive’s individual performance and changes in responsibility. Base compensation levels are reviewed annually to address these factors.
     The base compensation of our named executive officers reflects the Company’s compensation philosophy. Base salary increases are consistent with marketplace data and practice, and are within a merit pay increase budget approved by the Committee. Base compensation increases granted to Messrs. Blackman, Iacopelli and Hart for 2007 were 6.06%, 14.58% and 10%, respectively, based upon job performance, internal pay alignment and equity and marketplace competitiveness.
     Mr. Kallop’s annual base compensation level is established on an annual basis after review by the Committee of Peer Group data, an assessment of the marketplace for chief executive officers, and after consultation with the Company’s Chairman, as well as the Company’s Senior Vice President, Human Resources and the Committee’s independent compensation consultant, as necessary.
     Mr. Kallop’s base compensation comprises cash and Common Stock. The Common Stock component, which is in the form of restricted share units that vest annually, is used to increase the President and Chief Executive Officer’s direct ownership of Common Stock and to provide him with further incentive to increase the Company’s value.
     In general, the Committee expects that approximately two thirds of the President and Chief Executive Officer’s base compensation will be paid in cash and one third in Common Stock. These percentages may, however, vary from year to year, based on a number of factors including market practices and the value of our Common Stock.
     For 2007, the cash and Common Stock components of Mr. Kallop’s base compensation were $450,000 and 8,000 shares, respectively, and were paid pursuant to his employment agreement with the Company. Based on the market price of our Common Stock at the time Mr. Kallop’s base compensation was determined, the percentage of cash to Common Stock of Mr. Kallop’s base compensation was approximately 62% to 38%. By December 31, 2007 when the Common Stock component of Mr. Kallop’s base compensation vested, the value of our Common Stock had decreased substantially since the time Mr. Kallop’s base compensation was fixed for the year and, as a result, the cash and Common Stock components of Mr. Kallop’s base compensation were approximately 79% and 21%, respectively.
     We used the Peer Group data where appropriate to test for the reasonableness and competitiveness of our President and Chief Executive Officer’s base compensation, but we also exercised subjective judgment based on our view of the Company’s unique position and needs.
2007 Annual Incentive Plan
     Our Annual Incentive Plan (the “Annual Incentive Plan”) provides our named executive officers with an opportunity to earn annual bonuses based on the Company’s achievement of certain pre-established performance goals and on the named executive officer’s achievement of their agreed goals.
     Similar to the process followed in setting base compensation, a number of factors are considered in establishing annual target bonus opportunities for each of our named executive officers. Some of the factors considered are competitive market practice, the Peer Group survey and the appropriate compensation mix (base, bonus, long-term) for each of our named executive officers. Our objective is to provide each named executive officer with significant incentive to meet their own yearly performance goals and to help the Company achieve the yearly performance goals as agreed with the Committee and our Board of Directors.
     Target bonus opportunities are reviewed annually for the named executive officers. For 2007 the targets ranged from 50% to 75% of cash compensation.
     For 2007, in evaluating the President and Chief Executive Officer’s performance to determine his bonus and to establish a bonus pool to be used by the President and Chief Executive Officer to award bonuses to the other named executive officers, the Committee used certain performance measures agreed to at the beginning of the year by the President and Chief Executive Officer. These measures included earnings per share; book value per share growth; gross written premium; loss and expense ratios; and operational milestones.
     Once full year results are complete (normally in late February), the President and Chief Executive Officer provides the Committee with a written assessment of the Company’s performance and the Chairman provides the Committee with his assessment of the President and Chief Executive Officer’s performance.
     After discussing the Company’s performance with the President and Chief Executive Officer and the President and Chief Executive Officer’s performance with the Chairman, the Committee then determines the bonus to be awarded to the President and Chief Executive Officer and the pool out of which bonuses for our senior officers, including the other named executives are to be paid. The final determination of those individual bonuses is made by the President and Chief Executive Officer.
     During 2007, the Company’s earnings per share and share price were both well below those of 2006, but the Company’s book value per share increased, net premiums earned grew, loss ratios improved and operational milestones were met. Weighing all factors, the Chairman recommended that a bonus should be paid to Mr. Kallop for 2007, but at a reduced level. Mr. Kallop, however, expressed that he did not want to receive a bonus for 2007 due to the disappointing results referred to above and to facilitate payment of recommended bonuses to the rest of the Company’s staff. The Committee considered all of these factors in its evaluation and agreed that Mr. Kallop would not receive a bonus for 2007.

     The Committee then approved Mr. Kallop’s recommended bonus pool for the Company’s other senior officers, including the other named executives, that was approximately equal to 50% of their 2007 salary compensation as well as his recommended bonus pool for more junior employees of the Company.
     For additional information about the Annual Incentive Plan, please refer to the Summary Compensation Table, which shows the actual amount of bonuses paid under the plan to our named executive officers for 2007.
2007 Long-Term Incentives
     Messrs. Blackman, Iacopelli and Hart were awarded 40,000, 20,000 and 20,000 restricted share units respectively, under the Company’s 2004 Amended and Restated Long-Term Incentive Plan in September, 2005. These restricted share units vest in equal installments over five years, with the final amount vesting in September, 2010. Mr. Lowenthal, who joined the Company in 2007, was awarded 12,500 restricted share units in April, 2007, of which 4,500 vested on April 2, 2008, and the remaining 8,000 vest in equal installments over the next four years, with the final amount vesting on April 2, 2012. The five year vesting period for these awards was implemented to help retain these key executives.
     In April 2006, the Committee approved a long-term equity-based incentive award for Mr. Kallop in the form of Performance Units, with maximum, target and threshold awards of 12,000, 6,000 and 3,000 Performance Units respectively, in each of the three performance periods of one year duration beginning in 2006. The number of Performance Units earned is based upon targeted increases in the value of the Company’s Common Stock. In 2007 Mr. Kallop earned 12,000 Performance Units, the maximum available for the period, because the value of the Company’s Common Stock exceeded the agreed performance target. Shares or cash payable in respect of the Performance Units are payable on the second anniversary of the last day of the applicable performance period, provided that Mr. Kallop is then employed by the Company.
     In April 2006 the Committee also approved the award of a supplemental performance award incentive opportunity to Mr. Kallop that will become effective upon a change in control of the Company under specific conditions. We believe the grants of Performance Units and the supplemental performance award are an effective means of aligning his compensation with shareholder interests.
     In addition, in 2007 the Company granted awards of restricted share units to certain of its senior officers, who are not named executive officers.
Equity Incentives
     Stock options align employee interests with those of our shareholders, because options have value only if the market value of our Common Stock price increases over time. The Company’s 10-year options, granted at the market price on the date of grant, help focus employees on long-term growth. Their four-year vesting provisions also help retain employees. The Company does not reprice options, and similarly, if the stock price declines after the grant date, we do not replace options. In the event stock options are granted to new hires, the grants are effective on the date of hire or on the date of the Board of Directors meeting next following the date of hire. We believe that this process for establishing the grant date on the date of hire, or on a specific date after the date of hire, provides assurance that grant timing is not manipulated for employee gain.
     The Company did not award any stock option grants in 2007.
     Grants of restricted share units are designed to retain executives, encourage their ownership of our Common Stock and to focus them on the long term profitability of the Company and the performance of our Common Stock. As indicated under the headings “2007 Long-Term Incentives” and “Base Compensation” the Company awarded grants of restricted share units in 2007 to certain senior officers and our President and Chief Executive Officer.

Timing of Compensation
     At its March 4, 2008 meeting the Committee reviewed the base compensation, annual incentive plan targets and equity grants to our President and Chief Executive Officer for 2008; made no adjustment to his base compensation and determined not to award him an annual incentive bonus for 2007 based upon the President and Chief Executive Officer’s recommendation and the Company’s performance in 2007; reviewed annual incentive plan targets and equity grants to our named executive officers; and, approved a pool from which the 2007 bonuses of the Company’s senior officers, including the other named executive officers, would be paid.
Retirement Plans
     The Company maintains a Profit Sharing Plan and Trust, which provides for an annual mandatory contribution of 7.5% of compensation, including bonuses, for each year of service during which the employee has completed 11 months of service and is employed on the last day of the plan year. An additional discretionary annual contribution of up to 7.5% of compensation may also be made by the Company. The plan provides for 100% vesting upon completion of one year of service.
     The Company’s contributions for 2007 under the Profit Sharing Plan and Trust were $16,875 for the benefit of each of Messrs. Kallop, Blackman, Iacopelli, and Hart, and $10,000 for the benefit of Mr. Lowenthal. The Company does not maintain any defined benefit retirement plans.
Employee and Post-Employment Benefits
     The Company offers basic employee benefits coverage in order to: 1) provide our employees with a reasonable level of financial security in the event of illness or injury, and 2) enhance productivity and job satisfaction. The benefits available are the same for all of our employees and named executive officers and include medical and dental coverage, disability insurance, and life insurance. In addition, the Company’s 401(k) Plan and the Company’s Profit Sharing Plan and Trust provide a reasonable level of retirement income reflecting employees’ careers with the Company. All employees, including our named executive officers, participate in these plans.
     The cost of employee benefits is borne partially by the employee, including each of our named executive officers. Contributions to the
401(k) component of our benefit program are made solely by our employees including our named executive officers.
     The Company also maintains a severance plan in which all employees participate, other than those employed pursuant to written contracts, that provides eligible employees with salary continuation benefits at the rate of two weeks per year of service, with a maximum of 52 weeks, in the event of their termination under defined circumstances. Mr. Blackman is a participant in our severance plan. Messrs. Kallop, Hart, Iacopelli and Lowenthal have written agreements with the Company that provide for severance payments.
Deferred Compensation Program
     Executives may defer receipt of all or part of the equity component of their compensation under the Company’s deferred compensation program.
Employment Contracts and Termination of Employment Arrangements
     The Company maintains employment agreements, termination of employment and change-in-control agreements with certain of its named executive officers, including severance agreements with Messrs. Hart, Iacopelli and Lowenthal and an employment agreement with Mr. Kallop. Under his agreement, Mr. Iacopelli is entitled to a severance payment equal to one year’s salary in the event of his discharge from employment without cause or for good cause, at Mr. Iacopelli’s election, within two years of the date of a sale of the Company. Messrs. Hart and Lowenthal are entitled to severance payments equal to three months salary in the event of their discharge from employment without cause. If Messrs. Hart, Iacopelli and Lowenthal had been terminated from employment with the Company on December 31, 2007 under the circumstances triggering severance payments described above, the Company would have been obligated to pay them $68,750, $275,000 and $68,750, respectively.

     In April 2006, the Company entered into a three year employment agreement with Mr. Kallop effective October 1, 2005, which provides him with an annual salary of $400,000; a target annual incentive award of $300,000; an award of 8,000 shares of Restricted Share Units, which vested on December 31, 2006, an award of 8,000 Restricted Share Units on January 1, 2007, which vested on December 31, 2007, an award of 8,000 Restricted Share Units on January 1, 2008, which vest on December 31, 2008, provided that Mr. Kallop is employed by the Company on that date; a long-term performance incentive award, with maximum, target and threshold awards of 12,000, 6,000 and 3,000 performance units, respectively, in each of three performance periods of one year in duration, beginning in 2006, based upon target increases in the Company’s Common Stock; severance benefits comprising one year of salary and pro rata annual incentive award at target and accelerated vesting of stock and performance unit grants in the event of his termination without cause prior to a change in control; and, a performance unit incentive award with a maximum target of 25,000 performance units in the event of a change of control. Effective January 1, 2007, Mr. Kallop’s employment agreement was amended to increase his annual salary to $450,000.
     The following table summarizes the value of the termination payments and benefits that Mr. Kallop would have received if he had been terminated from employment with the Company on December 31, 2007 under the circumstances indicated. The table excludes (i) amounts accrued through December 31, 2007 that would be paid in the normal course of continued employment such as accrued but unpaid salary, and (ii) the vested account balance in his Profit Sharing Plan and Trust account.
A. George Kallop

	Termination Without
	Cause or With Good	Termination Upon	Termination as a
	Cause Prior to a	a Change in	Result of Death or
Benefit	Change in Control	Control	Disability
Cash Severance(1)	$787,500	$337,500	$337,500
Acceleration of Performance Units Standard(2)	$555,120	$555,120	$555,120
Supplemental(3)		$578,250
Health and Welfare(4)	$16,600
Estimated Tax Gross Up(5)		$290,021

(1)	The amounts in this row represent annual salary and an annual bonus at 75% of base salary in the event of termination prior to a change in control without cause, or for good cause, at Mr. Kallop’s election, and an annual bonus at 75% of base salary in the event of termination upon change of control, or as a result of death or disability.

(2)	The amounts in this row represent the fair market value as of December 31, 2007 of the Company’s Common Stock underlying performance units, the vesting of which accelerates in connection with the specified event.

(3)	The amount in this row represents the fair market value as of December 31, 2007 of Common Stock underlying performance units, the vesting of which could be triggered in the event of a change in control at a pre-designated fair market value of the Company’s Common Stock.

(4)	The amount in this row represents the cost to the Company of providing life, health and disability insurance benefits for one year.

(5)	The amount in this row represents the estimated gross up payment the Company would pay Mr. Kallop pursuant to his employment agreement in accordance with Code Section 280G.
     On October 1, 2005, George R. Trumbull our Chairman and formerly our chairman and chief executive officer resigned from the position of chief executive officer. Despite his resignation as chief executive officer, the Board requested Mr. Trumbull continue to play a significant role with the Company. The Board believed that because of the breadth of his industry experience and his intimate familiarity with the Company, his guidance and frequent consultation with our named executive officers would benefit the Company. Accordingly, after consultation with our independent compensation consultant, in April 2006 the Company entered into an employment agreement with Mr. Trumbull, effective February 1, 2006, which provided him with an a base salary of $250,000, a target annual incentive award of $125,000 and an award of 5,000 shares of restricted share units which vested on December 31, 2006. Mr. Trumbull’s Agreement also provided for reimbursement of reasonable expenses incurred in the performance of his duties, and includes provisions governing terminations for death, disability, cause, without cause and change of control, which include a severance benefit of one year salary, a pro rata annual incentive award at target and accelerated vesting of stock options in the event of his termination without cause prior to a change of control. Mr. Trumbull’s employment agreement was renewed effective January 1, 2007 and January 1, 2008.
Impact of Accounting and Tax Treatment of Compensation
     The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our named executive officers. However, the Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit to our named executive officers.
     With regard to Code Section 162(m), it is the Committee’s intent to maximize deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive environment for executive talent. The NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive Plan is approved by shareholders and permits the award of stock options, restricted and unrestricted stock, SARs and other performance-based equity awards that are fully deductible under Code
Section 162(m).
Role of Named Executive Officers in Determining Compensation
     Our President and Chief Executive Officer, with input from our Senior Vice President, Human Resources, recommends to the Committee base salary, target bonus levels, actual bonus payouts and long-term incentive grants for our senior officers, including our named executive officers (other than himself). Mr. Kallop makes these recommendations to the Committee based on data and analysis provided by our independent compensation consultant and qualitative judgments regarding individual performance. Mr. Kallop is generally not involved in determining any element of his own compensation, but he recommended to the Committee that he not receive an annual incentive bonus for 2007.

Additional Information Regarding Executive Compensation
     The following table sets forth information, for the fiscal years ended December 31, 2007 and 2006, regarding the aggregate compensation of our named executive officers:
2007 Summary Compensation Table

				Stock	Option	All Other
		Salary		Awards	Awards	Compensation	Total
Name and Principal Position	Year	(1)	Bonus	(3)	(4)	(5)	Compensation
A. George Kallop(2)	2007	$456,774	-0-	$383,352		$20,122	$860,248
President and Chief	2006	$407,692	$200,000	$473,673	$15,512	$22,000	$1,118,877
Executive Officer
Thomas J. Iacopelli	2007	$274,455	$125,000	$98,800		$24,378	$522,633
Executive Vice President,	2006	$236,832	$140,000	$98,800	$12,023	$22,000	$509,655
Chief Financial Officer and Treasurer
Mark W. Blackman	2007	$353,840	$150,000	$197,600		$31,331	$732,771
Executive Vice President and	2006	$332,578	$300,000	$197,600	$15,512	$22,000	$867,690
Chief Underwriting Officer
Paul J. Hart	2007	$276,122	$125,000	$98,800		$24,378	$524,300
Executive Vice President,	2006	$249,972	$160,000	$98,800	$12,410	$22,000	$543,182
General Counsel and Secretary
Craig S. Lowenthal	2007	$211,538	$137,500	$75,075	$-0-	$13,563	$437,467
Executive Vice President and Chief Information Officer

(1)	The amounts shown in this column include base salary and payments in lieu of unused 2007 sick days paid in 2008.

(2)	In accordance, with his employment agreement with the Company, to the extent Mr. Kallop’s annual bonus exceeds $200,000, the amount in excess of $200,000 is required to be paid in the Company’s Common Stock. Mr. Kallop’s bonus for 2006 was approximately $450,000 of which $200,000 was paid in cash and the remainder with 6,250 shares of Common Stock, the expense of which comprises $246,313 of the $473,673 reflected in the column entitled “Stock Awards.” The remainder of the $473,673 reflected in the Stock Awards column, or $227,360, represents the proportionate amount of the fair market value, calculated as described in footnote 3 below, of 8,000 restricted share units awarded to Mr. Kallop in 2006.

(3)	The amounts in this column represent the proportionate amount of the fair market value of share, restricted share unit and performance unit awards made pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan, and recognized by the Company as an expense in 2007 and 2006 for financial accounting purposes. For the assumptions used in the calculations of this amount under FAS 123R see note 14 of the notes to the Consolidated and Financial Statements in our Annual Report on Form 10K for the years ended December 31, 2007 and December 31, 2006. The fair values of these awards and the amount expensed in 2007 and 2006 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards, No. 123 (revised 2004) Share-Based Payment (FAS 123R).

(4)	The amounts in this column represent the proportionate amount of the fair market value of option awards made pursuant to the Company’s 2002 Nonqualified Option Plan, and recognized by the Company as an expense in 2007 and 2006 for financial accounting purposes. For the assumptions used in the calculations of this amount under FAS 123R see note 14 of the notes to the Consolidated and Financial Statements in our Annual Report on Form 10K for the years ended December 31, 2007 and December 31, 2006. The fair values of these awards and the amount expensed in 2007 and 2006 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards, No. 123 (revised 2004) Share-Based Payment (FAS 123R).

(5)	The amounts shown in this column represent contributions of $16,875 made by the Company on behalf of Messrs. Kallop, Iacopelli, Blackman and Hart and a contribution of $10,000 on behalf of Mr. Lowenthal pursuant to the Company’s Profit Sharing Plan and Trust, as well as payments by the Company on behalf of each named executive officer for life insurance premiums and dividends and interest on restricted share units.

2007 Grants of Plan-Based Awards
     The following table sets forth information regarding grants of compensatory awards made to our named executive officers during the fiscal year ended December 31, 2007:

									All Other
									Stock	All Other		Grant
									Awards:	Option	Exercise	Date Fair
									Number	Awards:	or Base	Value of
									of Shares	Number of	Price of	Stock and
						Estimated Future Payouts Under			of Stock	Securities	Option	Option
	Grant	Plan	Estimated Future Payouts Under			Equity Incentive Plan Awards			or Units	Underlying	Awards	Awards
Name	Date	(1)	Non-Equity Incentive Plan Awards			(2)			(#)	Options(#)	($/Sh)	(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
						(#)	(#)	(#)
A. George Kallop,	4/17/06					3,000	6,000	12,000				$155,992
President and Chief Executive Officer	4/17/06								8,000			$227,360
Craig S. Lowenthal,	4/02/07								12,500			$501,875
Executive Vice President and Chief Information Officer

(1)	Grants of Plan Based Awards are made under the NYMAGIC, INC. 2004 Amended and Restated Long -Term Incentive Plan.

(2)	The amounts in these columns represent the threshold, target and maximum payout levels under the Company’s 2004 Amended and Restated Long-Term Incentive Plan.

(3)	The amounts in this column represent the proportionate amount of the fair market value of share and restricted and performance share units made pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan, and recognized by the Company as an expense in 2007 for financial accounting purposes. For the assumptions used in the calculations of this amount under FAS 123R see note 14 of the notes to the Consolidated and Financial Statements in our Annual Report on Form 10K for the year ended December 31, 2007. The fair values of these awards and the amount expensed in 2007 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards, No. 123 (revised 2004) Share-Based Payment (FAS 123R).
2007 Outstanding Equity Awards at Fiscal Year End

		Option Awards					Stock Awards
										Equity
										Incentive Plan
				Equity					Equity	Awards:
				Incentive				Market	Incentive	Market or
				Plan			Number	Value of	Plan Awards:	Payout Value
		Number		Awards:			of Shares	Shares or	Number of	of Unearned
		of	Number of	Number of			or Units	Units of	Unearned	Shares, Units
		Securities	Securities	Securities			of Stock	Stock	Shares, Units	or Other
		Underlying	Underlying	Underlying			That	That	or Other	Rights That
	Year of	Unexercised	Unexercised	Unexercised	Option		Have Not	Have Not	Rights That	Have Not
	Option	Options	Options	Unearned	Exercise	Option	Vested	Vested	Have Not	Vested
Name	Grant	Exercisable	Unexercisable	Options	Price	Expiration Date	(1)	(2)	Vested	(2)
A. George Kallop							-0-	-0-	24,000	$555,120
Thomas J. Iacopelli	2002	12,500	-0-	-0-	$14.47	September 2012
	2001	5,000	-0-	-0-	$17.67	March 2011
	1999	10,000	-0-	-0-	$12.59	September 2009	12,000	$277,560	-0-	-0-
Mark W. Blackman							24,000	$555,120	-0-	-0-
Paul J. Hart	2002	16,000	-0-	-0-	$14.47	September 2012	12,000	$277,560	-0-	-0-
Craig S. Lowenthal						-0-	12,500	$289,125	-0-	-0-

(1)	Messrs. Blackman’s, Hart’s and Iacopelli’s restricted share units will each vest 8,000, 4,000 and 4,000 in September, 2008, September, 2009, and September, 2010, respectively. 4,500 of Mr. Lowenthal’s restricted share units vested on April 2, 2008; the remainder will vest at the rate of 2,000 per year on April 2, 2009 through April 2, 2012.

(2)	The amount in this column is based upon $23.13, the fair market value of our Common Stock on December 31, 2007.
2007 Option Exercises and Stock Vested
     The following table sets forth information regarding the exercise and vesting of stock and options awards held by our named executive officers during the fiscal year ended December 31, 2007:

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
Name	on Exercise	on Exercise	on Vesting	on Vesting
A. George Kallop	20,000	$252,600	8,000	$185,040	(1)
Thomas J. Iacopelli	-0-	-0-	4,000	$110,520	(2)
Mark W. Blackman	20,000	$252,600	8,000	$221,040	(2)
Paul J. Hart	-0-	-0-	4,000	$110,040	(2)
Craig S. Lowenthal	-0-	-0-	-0-	-0-

(1)	Based upon $23.13, the fair market value of our Common Stock on December 31, 2007, the date Mr. Kallop’s shares vested.

(2)	Based upon $27.63, the fair market value of our Common Stock on September 14, 2007, the date Messrs. Blackman’s, Hart’s and Iacopelli’s shares vested.

Compensation Of Directors
     Directors who are not also employees of the Company receive $25,000, except that the Vice Chairman of the Board of Directors receives $35,000, as an annual retainer. The Chairman of the Audit Committee of the Board of Directors and each member thereof receive additional annual retainers of $15,000 and $7,500, respectively, and the Chairmen of the Finance, Human Resources, Nominating/Corporate Governance and Underwriting Committees of the Board of Directors and the members of those committees receive additional annual retainers of $5,000 and $2,500, respectively. At the discretion of the individual Directors, their annual retainer fees for service on the Board of Directors and as chairmen and members of its committees may be deferred as Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan. Further, non-employee Directors are compensated an additional $2,000 for each meeting of the Board of Directors. Directors who are not employees of the Company also have received options to purchase 10,000 shares of the Company’s Common Stock, and from time to time may be granted restricted share units under the NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive Plan. On September 14, 2007 each non-employee Director was granted 1,000 restricted share units, which vest on May 23, 2008, provided that the Director is serving on the Board on that date. The Company’s independent directors may be called upon from time to time to serve on independent committees of the Board of Directors, and depending upon the nature of the matter the independent committee is considering, may be compensated for their service on such independent committees. During 2007, the Company paid cash compensation to our independent Directors who served on an independent committee. All Directors serve on all but one of the boards of the Company’s domestic subsidiaries, and two of our Directors, Messrs. Kallop and Trumbull, serve on the board of Southwest Marine And General Insurance Company, but are not separately compensated for their service. The Company’s domestic subsidiaries consist of three insurance companies, New York Marine And General Insurance Company, Gotham Insurance Company and Southwest Marine And General Insurance Company, and three insurance underwriters and managers, Mutual Marine Office, Inc., Pacific Mutual Marine Office, Inc. and Mutual Marine Office of the Midwest, Inc.
2007 Director Compensation
     The following table sets forth information regarding the aggregate compensation we paid to the members of our board of directors during the fiscal year ended December 31, 2007:

	Fees Earned			All Other
	or Paid in Cash	Stock Awards	Option Awards	Compensation
Name	(1)	(2)	(3)	(4)		Total
John R. Anderson	$73,500	$20,712	$-0-	$1,012		$95,224
Glenn Angiolillo	$93,500	$20,712	$-0-	$1,800		$116,012
Ronald J. Artinian (5)	$-0-	$-0-	$-0-	$-0-		$-0-
John T. Baily	$83,500	$20,712	$2,059	$1,208		$107,479
David E. Hoffman	$81,000	$20,712	$15,903	$1,980		$119,595
William J. Michaelcheck	$35,500	$20,712	$-0-	$1,491		$57,703
William D. Shaw, Jr.	$45,500	$20,712	$-0-	$101,964	(6)	$168,176
Robert G. Simses	$38,000	$20,712	$-0-	$1,650		$60,362
George R. Trumbull	$-0-	$-0-	$-0-	$466,166	(7)	$466,166
Glenn R. Yanoff (8)	$71,000	$20,712	$-0-	$491		$92,203
David W. Young	$83,500	$20,712	$2,059	$1,372		$107,463

(1)	Of the amounts reflected in this column the named Director has deferred the amount indicated as deferred share units under the NYMAGIC, INC. 2004 Amended and Restated Long-Term Compensation Plan: Anderson, $0; Angiolillo, $37,500; Baily, $25,000; Hoffman, $40,000; Michaelcheck, $27,500; Shaw,$37,500; Simses, $30,000; Yanoff, $5,000; and, Young, $25,000.

(2)	The amounts shown in this column represent the proportionate amount of the fair market value of share and restricted share unit awards made pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan, and recognized by the Company as an expense in 2007 for financial accounting purposes. The fair values of these awards and the amount expensed in 2007 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards, No. 123 (revised 2004) Share-Based Payment (FAS 123R). For the assumptions used in the calculations of this amount under FAS 123R see note 14 of the notes to the Consolidated and Financial Statements in our Annual Report on Form 10K for the year ended December 31, 2007.

(3)	The amounts shown in this column represent the proportionate amount of the fair market value of the award of options made pursuant to the Company’s 2002 Nonqualified Option Plan, and recognized by the Company as an expense in 2007 for financial accounting purposes. The fair values of these awards and the amount expensed in 2007 were determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards, No. 123 (revised 2004) Share-Based Payment (FAS 123R). For the assumptions used in the calculations of this amount under FAS 123R see note 14 of the notes to the Consolidated and Financial Statements in our Annual Report on Form 10K for the year ended December 31, 2007. Each Director, other than Mr. Trumbull has options to purchase 10,000 shares of Common Stock. All Directors, with the exception of Messrs. Baily, Hoffman and Young were fully vested in their options as of December 31, 2006. All Directors, with the exception of Mr. Artinian were fully vested in their options as of March 24, 2008.

(4)	The amounts in this column represent dividends and interest earned by our Directors on their deferred share unit accounts established under the NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive Plan, with the exception of Messrs. Shaw and Trumbull whose other compensation is explained separately in footnotes (6) and (7), respectively.

(5)	Mr. Artinian was elected to the Board of Directors on March 24, 2008.

(6)	Represents $1,964 in dividends and interest in 2007 and $100,000 in consulting fees paid by the Company Mr. Shaw pursuant to his consulting contract with the Company dated March 22, 2007.

(7)	Represents $250,000 cash in salary, $184,200, the expense to the Company of the restricted share units awarded to Mr. Trumbull that vested on December 31, 2007, $1,649 in dividends and interest on Mr. Trumbull’s restricted share units that vested on December 31, 2007, $16,875 in contributions made by the Company to the Profit Sharing Plan and Trust on behalf of Mr. Trumbull, and $13,442, the cost of providing life, health and disability insurance to Mr. Trumbull, pursuant to his employment agreement with the company dated January 9, 2007. Under the terms of his employment contract, Mr. Trumbull was eligible for a target bonus of $125,000 for 2007, but because the Company’s earnings per share and share price were both well below 2006 levels, Mr. Trumbull recommended to the Committee, and the Committee determined, that he not receive a bonus for 2007.

(8)	Mr. Yanoff resigned from our Board of Directors on March 24, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, Directors and persons who beneficially own more than 10% of the Company’s Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports which they file.
     The Company prepares Section 16(a) reports on behalf of its officers and Directors and certain 10% stockholders based on the information provided by them. Based solely on a review of this information, copies of such forms furnished to the Company and written representations from the Company’s officers, Directors and 10% shareholders, the Company believes that no Director, officer or beneficial owner of more than 10% of our Common Stock failed to file on a timely basis reports required pursuant to Section 16(a) of the Exchange Act with respect to 2007, except that a Form 4 required to be filed for Mr. Yanoff on November 13, 2007 was filed on November 15, 2007; a Form 4 required to be filed for Mr. Hoffman on November 15, 2007 was filed on December 10, 2007; a Form 4 required to be filed for Mr. Baily on October 3, 2007 was filed on March 25, 2008; and, a Form 4 required to be filed for Mr. Angiolillo on November 21, 2007 was filed on December 21, 2007.

Share Investment Performance Graph (1)
     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on shares of the Company’s Common Stock against the cumulative total return of the $500 Million to $1 Billion Insurance Asset Index, which includes some of the Company’s competitors, obtained from SNL Financial LC and the cumulative total return of the Russell 2000 Index, for the period of five fiscal years commencing December 31, 2002, and ending December 31, 2007, assuming $100 invested in the Company’s Common Stock and in each index on December 31, 2002, and assuming reinvestment of dividends. The Common Stock price performance shown on the graph is not indicative of future price performance.
NYMAGIC, INC.

	Period Ending
Index	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07
NYMAGIC, INC.	100.00	142.51	132.78	131.40	195.82	125.00
Russell 2000	100.00	147.25	174.24	182.18	215.64	212.26
SNL Insurance $500M-$1B Index	100.00	138.64	168.56	152.61	167.02	159.80

(1)	The price performance comparison information in the table is not “solicitation material,” is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “Securities Act” or the Exchange Act) whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Report of the Human Resources Committee
on Executive Compensation
     The Human Resources Committee evaluates and establishes compensation for our named executive officers and for the Chairman and the Vice-Chairman of the Company. In addition, the Committee oversees the Company’s 1991 Stock Option Plan, and other management incentive and benefit programs. An independent committee of the Board of Directors and the Board of Directors as a whole oversee the Company’s 2002 Stock Option Plan and 2004 Amended and Restated Long-Term Incentive Plan, respectively. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of named executive officer compensation. With this in mind, we have reviewed and discussed with management the Compensation Discussion and Analysis found on pages 8 through 20 of this proxy statement. The Committee is satisfied that the Compensation Discussion and Analysis fairly and completely represents the philosophy, intent, and actions of the Committee with regard to executive compensation and the compensation of our Chairman and Vice-Chairman. We recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.
RESPECTFULLY SUBMITTED,

THE HUMAN RESOURCES COMMITTEE
John R. Anderson
David E. Hoffman
David W. Young

Report of the Audit Committee (2)
     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions, performance of the Company’s internal audit function, and the Company’s compliance with legal and regulatory requirements, included Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee currently consists of four Directors who have been appointed by the Board of Directors, including Messrs. Glenn Angiolillo, John T. Baily (chairman and audit committee financial expert), David E. Hoffman and David W. Young. The Audit Committee members are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3 under the Exchange Act. Mr. Baily is qualified as an audit committee financial expert within the meaning of Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act and the Board of Directors has determined that he has the accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. The Audit Committee is governed by the Charter of the Audit Committee that has been adopted by the Board of Directors. The Board of Directors reviews and assesses the adequacy of the charter of the Audit Committee on an annual basis.
     Management is responsible for the development, maintenance and assessment of the Company’s internal control structure and procedures for financial reporting. KPMG LLP, the Company’s independent registered public accounting firm, are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards, for issuing a report thereon and for auditing, the Company’s maintenance of effective internal controls and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions, including the appointment and retention of the independent registered public accountants. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles and compliance applicable rules and regulations.
     The Audit Committee met with management and the independent registered public accounting firm to review and discuss the Company’s audited financial statements for the year ended December 31, 2007. The Audit Committee also discussed with KPMG LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). KPMG LLP have provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and the Audit Committee discussed with KPMG LLP that firm’s independence.
     Management and KPMG LLP, our independent registered public accounting firm, have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles in the United States, that they include management’s assessment of the effectiveness of the Company’s internal controls and procedures for financial reporting and the independent registered public accounting firm’s affirmative report on the effectiveness of the Company’s internal control structure and procedures for financial reporting. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee deemed appropriate, including discussions with the Company’s internal auditor who reports directly to the Audit Committee.
     Based upon the reviews and discussions described in this Audit Committee Report, the Audit Committee recommended to the Board of Directors of the Company that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission.
RESPECTFULLY SUBMITTED,

THE AUDIT COMMITTEE
Glenn Angiolillo
John T. Baily, Chairman
David E. Hoffman
David W. Young

(2)	The material in this report is not “solicitation material,” is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the “Securities Act” or the Exchange Act) whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Security Ownership of Certain Beneficial Owners
     The following table sets forth information as of March 24, 2008, regarding persons, entities or groups, as such term is defined in Section 13 of the Exchange Act, known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock.

	Amount and Nature		Percent of Common Stock
Name	of Ownership		Outstanding (1)
Lionshead Investments, LLC	475,000	(2)	5.45%
41 Wee Burn Lane Darien, CT 06820
Mark W. Blackman	1,066,000	(3)	12.21%
80 Deepwood Road Darien, CT 06820
Dimensional Fund Advisors, Inc.	742,330	(4)	8.52%
1299 Ocean Avenue — 11th Floor Santa Monica, CA 90401
Mariner Partners, Inc., et al.	1,350,000	(5)	15.49%
500 Mamaroneck Avenue 4th Floor Harrison, NY 10528
Royce & Associates, Inc.	883,200	(6)	10.13%
1414 Avenue of the Americas New York, NY 10019
CCP Fund Managers, LLC	900,000	(7)	9.98%
100 Pearl Street, 17th Floor Hartford, CT 06103
Louise B. Tollefson 2000 Florida	864,483	(8)	9.92%
Intangible Tax Trust c/o Robert G. Simses, Trustee Simses & Associates P.A. 400 Royal Palm Way, Suite 304 Palm Beach, FL 33480
Louise B. Tollefson	991,120	(9)	11.37%
18665 S.E. Village Circle Tequesta, FL 33469
Bank of America Corporation	528,291	(10)	6.06%
100 North Tryon Street Floor 25, Bank of America Corporate Center Charlotte, NC 28255
Wells Fargo & Company	544,066	(11)	6.24%
420 Montgomery Street San Francisco, CA 94163
Renaissance Technologies LLC	516,500	(12)	5.93%
800 Third Avenue New York, New York 10022

(1)	Based upon 8,717,013 shares of Common Stock issued and outstanding as of March 24, 2008, except as to CCP Fund Managers, LLC, for which the percent of Common Stock issued and outstanding is based upon 9,017,013 shares and assumes that its options to purchase 300,000 shares, which would be issued by the Company are included in its total of 900,000 shares beneficially owned, are exercised and that the Company issues such shares, and as to Mr. Blackman, for which the percent of Common Stock issued and outstanding is based upon 8,733,013 shares and assumes that the Company would issue his 16,000 restricted share units that are vested.

(2)	The managing members of Lionshead Investments, LLC (“Lionshead Investments”) formerly named Blackman Investments, LLC, are Mr. John N. Blackman Jr., a member of our Board of Directors from 1975 until May 2004, and Mr. Blackman’s spouse. Mr. Blackman disclaims beneficial ownership of the shares held by Lionshead Investments. Lionshead Investments is a party to the Amended and Restated Voting Agreement regarding 225,000 of the listed shares as described below under the caption “Voting Agreement.”

(3)	Includes 16,000 restricted share units acquired by vesting under the NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive Plan. Mr. Blackman is a party to the Amended and Restated Voting Agreement regarding 225,000 of the listed shares as described below under the caption “Voting Agreement.”

(4)	Based solely on a Schedule 13G/A dated and as filed with the Securities and Exchange Commission on February 6, 2008. Dimensional Fund Advisers, Inc., an investment advisor registered under the Investment Advisers Act of 1940 (“Dimensional”), has sole voting and dispositive power with respect to all of the shares listed above. The listed shares are held by investment companies registered under the Investment Company Act of 1940, and by trusts and separate accounts for which Dimensional acts as investment advisor. Dimensional disclaims beneficial ownership of all of these shares.

(5)	Based solely on a Schedule 13D/A dated October 12, 2005 and as filed with the Securities and Exchange Commission on November 30, 2005. Mariner, together with 1) Mr. Mark W. Blackman, a member of our Board of Director from 1979 until May 2004; 2) Lionshead Investments of which John N. Blackman, Jr., who was a member of our Board of Directors from 1975 until May 2004 is a managing member and 3) Mr. Robert G. Simses, a member of our Board of Directors, as trustee of Louise B. Tollefson 2000 Florida Intangible Tax Trust (“2000 FITT”) and Louise B. Blackman Tollefson Family Foundation (“Foundation”) entered into the Amended and Restated Voting Agreement and, collectively, share voting and dispositive power over all 1,350,000 shares of Common Stock currently subject to the Amended and Restated Voting Agreement and may be deemed to constitute a “group” as that term is used under Section 13 of the Exchange Act. Information concerning the Amended and Restated Voting Agreement is described below under the caption “Voting Agreement.” Mr. Mark W. Blackman’s address is: C/O NYMAGIC, INC. 919 Third Avenue, New York, NY 10022; Lionshead Investment’s and Mr. John N. Blackman Jr.’s address is: 41 Wee Burn Lane, Darien, CT 06820; and Mr. Simses’ address is: Simses & Associates P.A., 400 Royal Palm Way, Suite 304, Palm Beach, FL 33480.

(6)	Based solely on a Schedule 13G/A dated and filed with the Securities and Exchange Commission on January 30, 2008. Royce & Associates, Inc., is an investment advisor registered under the Investment Advisers Act of 1940, and has sole voting and dispositive power with respect to all of these shares.

(7)	Based on a Schedule 13D/A dated filed with the Securities and Exchange Commission on January 18, 2005 jointly by David W. Young, CCP Fund Managers, LLC (“CCPFM”), Conning Investment Partners VI, LP (“Conning Investment”) and Conning Capital Partners VI, L.P. (“CCPVI”) and on the Company’s current report filed on Form 8-K with the Securities and Exchange Commission on March 28, 2006. CCPFM, by virtue of being the manager member of Conning Investment, may be deemed to indirectly beneficially own the 900,0000 shares of Common Stock directly beneficially owned by CCPVI (600,000 of which are owned and 300,000 of which are subject to options), Conning Investment, by virtue of being the general partner of CCPVI, may be deemed to indirectly beneficially own the 900,000 shares of Common Stock directly beneficially owned by CCPVI (600,000 of which are owned and 300,000 of which are subject to options). CCPVI has direct beneficial ownership of 900,000 shares of Common Stock (600,000 of which are owned and 300,000 of which are subject to options).

(8)	Mr. Robert G. Simses, trustee of 2000 FITT and a member of our Board of Directors, disclaims beneficial ownership of the listed shares. Mr. Simses, as trustee of 2000 FITT, has entered into the Amended and Restated Voting Agreement regarding the shares held by 2000 FITT as described below under the caption “Voting Agreement.”

(9)	Includes 5,262 shares held by Mrs. Tollefson, 864,483 shares held by Mr. Robert G. Simses, a member of our Board of Directors, as trustee of 2000 FITT, 38,591 shares held by the Louise B. Blackman Family Foundation and 82,784 shares held by the Louise B. Tollefson and Bennett H. Tollefson Charitable Remainder Unitrust.

(10)	Based solely on a Schedule 13G/A dated and filed with the Securities and Exchange Commission on February 7, 2008. Bank of America Corporation is the parent holding company or control person in accordance with Rule 13D-1(b)(ii)(G) of NB Holdings Corporation Bank of America N.A., Banc of America Securities Holdings Corporation, Banc of America, Securities LLC, Columbia Management Group, LLC and Columbia Management Advisors, LLC, one or more of which is an investment advisor registered under the Investment Advisers Act of 1940, and has sole voting and dispositive power with respect to all of these shares.

(11)	Based solely on a Schedule 13G/A dated and filed with the Securities and Exchange Commission on January 30, 2008. Wells Fargo & Company is the parent holding company or control person in accordance with Rule 13D-1(b)(ii)(G) of Wells Capital Management, which is an investment advisor registered under the Investment Advisers Act of 1940, has sole voting and dispositive power with respect to all of these shares.

(12)	Based solely on a Schedule 13G/A dated and filed with the Securities and Exchange Commission on February 13, 2008. Renaissance Technologies LLC is an investment advisor registered under the Investment Advisers Act of 1940, has sole voting and dispositive power with respect to all of these shares.
     The determination that there were no other persons, entities or groups, as such term is defined in Section 13 of the Exchange Act known to the Company to beneficially own more than 5% of the Common Stock was based on a review of all statements filed with respect to the Company since the beginning of the past fiscal year with the Securities and Exchange Commission pursuant to Section 13(d) or 13(g) of the Exchange Act.

Security Ownership of Management
     The following table sets forth information as of March 24, 2008, with respect to the issued and outstanding shares of Common Stock beneficially owned by each Director of the Company, each Director nominee, each Named Executive Officer, each executive officer, and all Directors and executive officers of the Company as a group. Shares of Common Stock that may be acquired by an individual within 60 days of March 24, 2008, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise noted, each person listed in the table owns all shares directly and has sole voting and investment power with respect to such shares. Other than as noted in the footnotes below, no shares were pledged by our directors or named executive officers.

	Amount and Nature		Percent of Common Stock
Name	of Ownership		Outstanding (1)
John R. Anderson	15,536	(2)(18)	*
Glenn Angiolillo	21,439	(3)(18)	*
Ronald J. Artinian	-0-		-0-
John T. Baily	19,055	(4)(18)	*
John N. Blackman, Jr.	450,000	(5)	5.16%
Mark W. Blackman	1,066,000	(6)	12.21%
David E. Hoffman	19,755	(7)(18)	*
Thomas J. Iacopelli	38,550	(8)	*
A. George Kallop	292,200	(9)	3.35%
William J. Michaelcheck	1,539,549	(10)(18)	17.63%
William D. Shaw, Jr.	26,305	(11)(18)	*
Robert G. Simses	919,437	(12)(18)	10.53%
George R. Trumbull, III	412,600	(13)	4.73%
David W. Young	15,052	(14)(18)	*
Paul J. Hart	26,100	(15)	*
Craig S. Lowenthal	4,500	(16)	*
All Directors, and executive officers as a group (16 persons)	2,942,328	(17)(18)	33.75%

*	Less than 1% of issued and outstanding Common Stock.

(1)	Based upon 8,717,013 shares of Common Stock issued and outstanding as of March 24, 2008.

(2)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 1,680 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan.

(3)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 4,439 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan.

(4)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008, and 3,052 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan.

(5)	Includes 75,000 shares held by the Blackman Co-Trust for the benefit of Mr. Blackman’s spouse and children for which Mr. Blackman and his spouse are co-trustees and 375,000 shares held by Lionshead Investments, LLC for which Mr. Blackman and his spouse are managing members. Mr. Blackman disclaims beneficial ownership over all such shares. Lionshead Investments is a party to the Amended and Restated Voting Agreement regarding the 225,000 shares held by Lionshead Investments as described below under the caption “Voting Agreement.”

(6)	Includes 50,000 shares held by trusts for the benefit of Mr. Blackman’s children, 50,000 shares held by Mr. Blackman’s spouse and 16,000 restricted share units that have been acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting; Mr. Blackman disclaims beneficial ownership over such shares other than those have been acquired by vesting. Mr. Blackman is a party to the Amended and Restated Voting Agreement regarding 225,000 shares held by Mr. Blackman as described below under the caption “Voting Agreement.”

(7)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 4,985 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan.

(8)	Includes 27,500 shares that may be acquired within 60 days of March 24, 2008 through the exercise of options and 8,000 restricted share units that have been acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting.

(9)	On April 4, 2002, Mariner entered into an agreement with Mr. Kallop, pursuant to which Mariner assigned to him beneficial ownership of an option to purchase 315,000 shares of Common Stock by agreeing to hold a portion of the Amended and Restated Voting Agreement option covering 315,000 shares of NYMAGIC as nominee for Mr. Kallop, who agreed to be bound to the terms of the Amended and Restated Voting Agreement. On October 12, 2005 Mr. Kallop and Mariner amended their agreement by reducing the number of Amended and Restated Voting Agreement option shares held by Mariner for him from 315,000 to 236,250. The Company is not a party to this agreement. For a more detailed discussion of the agreement between Mariner and Mr. Kallop see “Certain Relationships and Transactions.” Information concerning the Amended and Restated Voting Agreement is described below under the caption “Voting Agreement.”

(10)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive Plan through vesting March 24, 2008 and 3,423 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan. Mariner has an option pursuant to the Amended and Restated Voting Agreement to purchase up to and including 1,350,000 shares of Common Stock from certain Company shareholders at any time and from time to time and all such shares are shown as beneficially owned by Mr. Michaelcheck. No other shares subject to the Amended and Restated Voting Agreement are included. Additional information concerning the Amended and Restated Voting Agreement is described below under the caption “Voting Agreement.”

(11)	Includes 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 4,905 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan. The 19,400 shares of Common Stock owned directly by Mr. Shaw may be pledged in a broker’s margin account.

(12)	Includes 864,483 shares held by Mr. Simses as trustee of 2000 FITT and 38,591 shares held as trustee of the Foundation. Mr. Simses has sole voting and dispositive power over the shares held in the 2000 FITT and the Foundation. Mr. Simses disclaims beneficial ownership of the shares held by 2000 FITT and the Foundation. Mr. Simses as trustee of 2000 FITT and the Foundation is a party to the Amended and Restated Voting Agreement regarding 861,409 shares held by 2000 FITT and the shares held by the Foundation as described below under the caption “Voting Agreement.” Also includes 10,000 shares, which may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 3,909 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan.

(13)	On April 12, 2005, Mariner entered into an agreement with Mr. Trumbull pursuant to which Mariner assigned to him beneficial ownership of an option to purchase 450,000 shares of Common Stock by agreeing to hold a portion of the Amended and Restated Voting Agreement option covering 450,000 shares of NYMAGIC as nominee for Mr. Trumbull, who agreed to be bound to the terms of the Amended and Restated Voting Agreement. On October 12, 2005 Mr. Trumbull and Mariner amended their agreement by reducing the number of Amended and Restated Voting Agreement option shares from 450,000 to 337,500. The Company is not a party to this agreement. For a more detailed discussion of the agreement between Mariner and Mr. Trumbull see “Certain Relationships and Transactions.” Information concerning the Amended and Restated Voting Agreement is described below under the caption “Voting Agreement.”

(14)	Includes 10,000 shares that may be acquired through the exercise of options and 2,000 restricted share units that may be acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting within 60 days of March 24, 2008 and 3,052 Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan, but excludes 600,000 shares of Common Stock held by CCPVI and 300,000 shares of Common Stock which may be acquired CCPVI within 60 days of March 24, 2008 through the exercise of options. As set forth above in footnote (7) to the table “Security Ownership of Certain Beneficial Owners,” such shares are beneficially owned by CCPVI, a limited partnership. Mr. Young, who is a member of CCP Equity Partners, the general partner of CCPVI, disclaims beneficial ownership of such shares.

(15)	Includes 16,000 shares that may be acquired within 60 days of March 24, 2008 through the exercise of options and 8,000 restricted share units that have been acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting.

(16)	Includes 4,500 restricted share units that have been acquired under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan through vesting.

(17)	Of the 2,942,328 shares listed as beneficially owned by all Directors and executive officers as a group, 113,500 shares represent shares which could be acquired within 60 days of March 24, 2008, upon exercise of options, 52,500 represent restricted share units which have been acquired through vesting under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan and 29,445 shares represent Deferred Share Units under the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan. These shares are included in the total number of outstanding shares for the purpose of determining the percentage of Common Stock beneficially owned by all Directors and executive officers as a group. The above listed shares do not include the 1,350,000 shares shown as beneficially owned by Mr. Michaelcheck because those shares represent shares that Mariner may acquire from certain other shareholders listed in the table above at any time and from time to time pursuant to the Amended and Restated Voting Agreement; if those shares were acquired by Mariner the total shareholdings of those other shareholders would be reduced correspondingly. Similarly, the listed shares do not include 236,250 of the shares shown as beneficially owned by Mr. Kallop and 337,500 shares shown as beneficially owned by Mr. Trumbull, because such shares represent a portion of the purchase option of Mariner under the Amended and Restated Voting Agreement. Information concerning the Amended and Restated Voting Agreement is described below under the caption “Voting Agreement.”

(18)	The Deferred Share Unit holders have sole voting power with respect to the Deferred Share Units but do not have sole or shared dispositive power until the Deferred Share Units vest.

Voting Agreement
     The following parties have entered into a Voting Agreement: (1) Mariner; (2) Mr. Mark W. Blackman, the Company’s Executive Vice President and Chief Underwriting Officer, and a member of our Board of Directors from 1979 until May 2004; (3) Lionshead Investments LLC, of which Mr. John N. Blackman, Jr., a member of our Board of Directors from 1975 until May 2004, is a managing member; and, (4) Mr. Robert G. Simses, a member of our Board of Directors, as trustee of 2000 FITT and Foundation.
     Mr. Blackman, Lionshead Investments, LLC and Mr. Robert G. Simses are referred to below as the three “Participating Shareholders” under the Amended and Restated Voting Agreement. The Participating Shareholders have agreed to certain matters as described below with respect to 225,000 shares held by each of Mr. Blackman and Lionshead Investments, LLC, and 900,000 shares held by 2000 FITT and Foundation (the “Voting Shares”). Additional information concerning the shares held by Mr. Blackman, Lionshead Investments, LLC, 2000 FITT and Foundation is contained above under the captions “Security Ownership of Certain Beneficial Owners” and “Security Ownership of Management.”
     Voting. In accordance with the Amended and Restated Voting Agreement, the Participating Shareholders authorized Mariner, with the approval of any two of the three Participating Shareholders, to vote all Voting Shares at all shareholder meetings and adjournments of the meetings or on any action or approval by written consent of the Company’s shareholders. If any two of the three Participating Shareholders fail to approve a vote by Mariner on any matter, Mariner will not vote on that matter, but (except as set forth below) Mariner’s failure to vote with respect to any matter as a result of the provisions of the Amended and Restated Voting Agreement will not entitle the Participating Shareholders to instead vote their respective Voting Shares on that matter. However, for matters involving 1) the merger or consolidation of the Company, 2) the sale of all or substantially all of the Company’s assets, 3) the Company’s dissolution and/or liquidation and 4) any recapitalization or stock offering of the Company (each, a “Significant Event”), if any two of the three Participating Shareholders fail to approve a vote by Mariner on a Significant Event, Mariner will not vote on that matter, but Participating Shareholders may instead vote their respective Voting Shares regarding the Significant Event.
     Nominations to the Board of Directors. Under the Amended and Restated Voting Agreement, Mariner is entitled to nominate four candidates for election to the Company’s Board of Directors, Mr. Mark W. Blackman and Lionshead Investments, LLC are each entitled to nominate one candidate, Mr. Simses is entitled to nominate two candidates and the Chief Executive Officer of the Company is entitled to nominate three candidates for a total of eleven nominees. Provided that they are legally qualified to serve as Directors, Mariner is obligated to vote the Voting Shares in favor of the Participating Shareholders’ nominees. For this Annual Meeting, Mariner has nominated Messrs. William J. Michaelcheck, William D. Shaw, Jr., George R. Trumbull, III and A. George Kallop; the Participating Shareholders have nominated Messrs. John R. Anderson, Glenn Angiolillo, Robert G. Simses and Ronald J. Artinian; and, the Chief Executive Officer has nominated Messrs. John T. Baily, David E. Hoffman and David W. Young. The Nominating Committee recommended to the Board that each of these candidates be nominated for election to the Board at the Annual Meeting and the Board of Directors nominated all of these candidates for election to the Board.
     Option. The Amended and Restated Voting Agreement also gives Mariner the right to purchase up to 1,350,000 shares of our Common Stock from the Participating Shareholders. The option exercise price per share is based on the date the option is exercised. At the time the voting agreement was originally signed, the option exercise price was $19.00, with the exercise price increasing $0.25 per share every three months, subject to deduction for dividends paid. The current exercise price is $23.58 per share. Generally, Mariner’s option will expire 30 days after the termination of the Amended and Restated Voting Agreement. However, if the Amended and Restated Voting Agreement is terminated prior to December 31, 2010 by unanimous written notice from the Participating Shareholders, then the option will continue in full force and effect until the close of business on December 31, 2010.
     Transferability of the Option. The option granted to Mariner is not transferable except in certain instances, with the assignee agreeing to be bound to the Amended and Restated Voting Agreement. Mariner is permitted to assign the option, in whole or in part, to any one or more of William J. Michaelcheck, William D. Shaw, Jr., George R. Trumbull, III and A. George Kallop or any other individual employed by or acting as a consultant for Mariner in connection with NYMAGIC. With the written consent of at least two Participating Shareholders, Mariner or any assignee as described above is permitted to assign the option, in whole or in part, to any one or more other persons. On April 4, 2002, Mariner entered into an agreement with each of William D. Shaw, Jr., our Vice Chairman, and A.

George Kallop, our President and Chief Executive Officer, pursuant to which Messrs. Shaw and Kallop each was assigned beneficial ownership of an option covering 315,000 shares of NYMAGIC. On April 12, 2005 Mariner entered into an agreement with Mr. Trumbull, our Chairman, pursuant to which he was assigned beneficial ownership of an option covering 450,000 shares of NYMAGIC. The agreement between Mr. Shaw and Mariner was, however, subsequently terminated, and the agreements with Messrs. Kallop and Trumbull were subsequently modified by reducing the number of option shares assigned to them from 315,000 to 236,250, and from 450,000 to 337,500, respectively.
       Termination. The Amended and Restated Voting Agreement will terminate upon the earliest to occur of: December 31, 2010; the merger or consolidation of NYMAGIC into another corporation; the sale of all or substantially all the Company’s assets or its dissolution and/or its liquidation; immediately upon the resignation of Mariner; or upon written notice of termination to Mariner from all of the Participating Shareholders.
     Subject to the Company’s By-Laws, any Participating Shareholder may, acting reasonably, at any time and from time to time replace any Director nominated by him or nominate a successor and Mariner is obligated to use reasonable efforts to elect and vote the Voting Shares in favor of the Participating Shareholder’s replacement Director or successor. Mariner may not without the consent of a Participating Shareholder, vote the Voting Shares to remove a Director nominated by that Participating Shareholder. Additional information concerning all nominees to the Board of Directors is provided above under the caption “Proposal No. 1: Election of Directors.”
Certain Relationships and Related Transactions
     The Company had gross premiums of $13,577,497 million in 2007, written through Arthur J. Gallagher & Co., an insurance brokerage at which Glenn R. Yanoff who, having been nominated by the Participating Shareholders under the Amended and Restated Voting Agreement, most recently served on our Board of Directors from September 2005 through March 2008, was an employee. In connection with the placement of such business, gross commission expenses of $2,533,797 were incurred by the Company on these transactions. The Company also paid premiums of $35,112 for reinsurance from Endurance Reinsurance LTD., a subsidiary of Endurance Specialty, LTD. on whose board of directors John T. Baily, a member of the Company’s Board of Directors, serves. The Company believes that the terms of these transactions are not less favorable than could be obtained by the Company from unrelated parties on an arms-length basis.
     NYMAGIC, INC., New York Marine And General Insurance Company and Gotham Insurance Company entered into an investment management agreement with Mariner effective October 1, 2002 that was amended and restated on December 6, 2002 and Southwest Marine And General Insurance Company entered into an investment management agreement with a Mariner affiliate, Mariner Investment Group, Inc. on March 1, 2007 (the “Investment Management Agreements”). Under the terms of the Investment Management Agreements, Mariner manages the Company’s investment portfolio. Fees to be paid to Mariner are based on a percentage of the investment portfolio as follows: .20% of liquid assets, .30% of fixed maturity investments and 1.25% of limited partnership (hedge fund) investments. William J. Michaelcheck, a Director of the Company, is the Chairman, and the beneficial owner of a substantial number of shares of Mariner. George R. Trumbull, III, Chairman and a Director of the Company, A. George Kallop, President and Chief Executive Officer and a Director of the Company, and William D. Shaw, Jr., Vice Chairman and a Director of the Company, are also associated with Mariner. Investment fees incurred in 2007 under the Investment Management Agreement with Mariner were $2,951,404. The Company believes that the terms of the foregoing transactions are not less favorable than could be obtained by the Company from unrelated parties on an arms-length basis. The investment management fees paid to Mariner were arrived at through negotiations between the Company and Mariner. All then current Directors participated in the discussion of the Investment Management Agreements. In accordance with the Company’s conflict of interest policy, the Investment Management Agreements were approved by independent committees of the Company’s Board of Directors, which consisted of all Directors who were neither Mariner affiliates nor Participating Shareholders under the Amended and Restated Voting Agreement.
     In 2003, the Company obtained a 100% interest in a limited partnership hedge fund, (Tricadia) that invested in collateralized debt obligations (CDO) securities, Credit Related Structured Product (CRS) securities and other structured product securities that are structured, managed or advised by a Mariner affiliated company. In 2003 the Company made an investment of $11.0 million in Tricadia. Additional investments of $6.25 million, $2.7 million and $4.65 million were made in Tricadia in 2007, 2005 and 2004, respectively. As a result of the turmoil in the U.S. housing industry in 2007 and 2008 and its effect on mortgage backed securities and illiquid securities,

Tricadia is not currently assembling any CDO assets as market conditions preclude any meaningful activity. Tricadia also has an investment in Tiptree Financial Partners LP, which is also managed by a Mariner affiliate, and which maintains trading activities in collateralized loan obligations (CLO) securities. While the Company is committed to providing an additional $15.4 million to Tricadia in 2008, it is uncertain whether such funds will be drawn to fund the operations of Tricadia or Tiptree Financial Partners LP. Under the provisions of the Tricadia limited partnership agreement, the Mariner affiliated company is entitled to 50% of the net profit realized upon the sale of certain obligations held by the Company. Investment expenses incurred and payable under this agreement at December 31, 2007 were $(812,646), and were based upon the fair value of those securities held and sold for the year ended December 31, 2007. The limited partnership agreement also provides for other fees payable to the manager based upon the operations of the hedge fund. There were no other fees incurred through December 31, 2007. Any withdrawals made require one year’s prior written notice to the hedge fund manager. The Company believes that the terms of the foregoing transactions are no less favorable than could be obtained by the Company from unrelated persons on an arms – length basis.
     As of December 31, 2007 the Company held $68,771,158 in limited partnership interests in hedge funds which are directly managed by Mariner.
     In accordance with the terms of a letter agreement between Mariner and Mr. Kallop, our President and Chief Executive Officer, dated April 4, 2002 and amended on October 12, 2005 and January 9, 2008, Mr. Kallop is entitled to receive a portion of total fees paid by the Company to Mariner as compensation in consideration of services provided to Mariner relating to NYMAGIC. Mr. Kallop earned $394,751 for services rendered to Mariner in 2007. In accordance with the terms of a letter agreement between Mariner and Mr. Trumbull, our Chairman, dated April 12, 2005 and amended on October 12, 2005 and January 9, 2008, Mr. Trumbull is entitled to receive a portion of total fees paid by the Company to Mariner as compensation in consideration of services provided to Mariner relating to NYMAGIC. Mr. Trumbull earned $394,751 for services rendered to Mariner in 2007.
     Mr. Shaw, a member of our Board of Directors and Vice Chairman, is an employee and a shareholder of less than 5% of Mariner. On March 22, 2007 the Company and Mr. Shaw entered into an agreement pursuant to which Mr. Shaw provides certain consulting services to the Company in connection with its asset management strategy in consideration of $100,000 annually, plus a bonus to be awarded upon the recommendation of the Chief Executive Officer and at the sole discretion of the Human Resources Committee. Mr. Shaw was not awarded a bonus for his services to the Company in 2007. Mr. Shaw’s agreement with the Company was renewed for an additional year effective January 1, 2008.
     Mr. Simses, a member of our Board of Directors, serves without compensation on the board of directors of Tiptree Financial Partners, L.P., which is managed by a Mariner affiliate, Tricadia Capital Management, LLC. Mr. Simses may be deemed the beneficial owner of 133,333, or 1.40%, of Tiptree Financial Partners, L.P.’s limited partnership units. Such holdings consist entirely of limited partnership interests held by the William H. Pitt Foundation, of which Mr. Simses is a director. Mr. Simses disclaims beneficial ownership of all shares held by the William H. Pitt Foundation.
     The Company maintains a written Conflicts of Interest Policy regarding proposed related party transactions with Directors, executives and shareholders who own five percent or more of the Company’s Common Stock. In accordance with the terms of this policy the Board of Directors is required to appoint an independent committee, comprising at least two Directors disinterested in any material related party transaction under consideration, to approve the related party transaction, and to refer it to the full Board of Directors for its approval. Approval of the independent committee of a related party transaction constitutes a determination by the independent committee that the related party transaction is in the best interest of the Company and its shareholders, and that the related party transaction is on terms and conditions at least as favorable to the Company in the aggregate, taking into account the expertise of the parties to the related party transaction and the quality of service to be provided, that could be obtained in a transaction of such nature with an independent third party.
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO
THE NYMAGIC, INC. AMENDED AND RESTATED
LONG-TERM INCENTIVE PLAN
     The Company’s shareholders are also being asked to approve an amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan (the “2004 Plan”) increasing the maximum number of shares that the Company may issue under it from 450,000 to 900,000 shares for all awards. The 2004 Plan is the successor equity incentive plan to the Company’s 1991 Stock Option Plan (the “1991 Plan”) and the Company’s 2002 Nonqualified Stock Option Plan (the “2002 Plan”). As of March 24, 2008, there were approximately 89,425 shares of Common Stock available for issuance under the 2004 Plan, and 142,202 and 30,125 shares of Common Stock available for issuance under the 1991 Plan and the 2002 Plan, respectively.
     Equity incentives continually have been a significant component of compensation for our Directors, officers and employees. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking Directors, officers and employees’ compensation to corporate performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve shareholder value.
     The Board of Directors adopted the 2004 Plan on February 26, 2004, and it was approved by our shareholders at the May 26, 2004 annual shareholders meeting, The Board of Directors adopted the amendment to the 2004 Plan increasing the maximum number of shares that the Company may issue under it from 450,000 to 900,000 shares for all awards on March 5, 2008, subject to shareholder approval. The New York Stock Exchange rules require that the votes cast on the proposal to approve the adoption of the amendment to the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan represent more than 50% of the votes of all Common Stock entitled to vote. The affirmative vote of the holders of a majority of the shares voting in favor of or against this proposal at the Annual Meeting will be required to approve the amendment to the 2004 Plan. Below is a summary of the principal provisions of the 2004 Plan and its operation. A copy of the 2004 Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2004 Plan is qualified in its entirety by reference to that appendix.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING AND VOTING ON THE PROPOSAL IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
     General. Directors, officers, employees and consultants of the Company and its subsidiaries may be granted common stock, options to purchase shares of Common Stock (both incentive stock options, or ISOs, and non-ISOs, though only employees may receive ISOs), stock appreciation rights, restricted stock units, deferred shares and performance units under the 2004 Plan. Following the Annual Meeting, if all nominees for Director are elected, the Company will have nine non-employee Directors and approximately one hundred fifty employees eligible to receive awards under the 2004 Plan.
     A maximum of 900,000 shares of Common Stock may be made the subject of grants under the 2004 Plan. No Director, officer, employee or consultant may be granted options with respect to more than 450,000 shares of Common Stock; however, that number of shares may be adjusted in the event of certain changes in the capitalization of the Company. The closing sale price of Common Stock as reported on the New York Stock Exchange on March 24, 2008, was $23.70 per share.
     The 2004 Plan will be administered by a committee of at least three Directors (the “Committee”), each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have authority, subject to the terms of the 2004 Plan, to determine when and to whom to make grants under the plan, the type of award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2004 Plan and awards.
     Options. Options granted under the 2004 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs, provided that ISO treatment will not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

     SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, cash and/or shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.
     Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than 85% of the fair market value (generally, the current price reflected in trading on the New York Stock Exchange, which is our principal trading market) of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the award for participants who own more than ten percent of our shares on the grant date. For ISOs granted to other participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying shares on the grant date.
     Exercise of Options and SARs. Each option granted pursuant to the 2004 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.
     In the event of the death or permanent disability of the option holder, the option may be exercised by the holder (or the holder’s estate, as the case may be), for a period as provided for in the agreement evidencing the option grant, but in no case later than the termination date of the option. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder.
     Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2004 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted awards, the 2004 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such awards becomes vested. The 2004 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.
     Whenever shares are released pursuant to these awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s shareholders received between the date of the award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.
     Performance Awards. The 2004 Plan authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $1,000,000 and 450,000 shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

     With respect to Performance Compensation Awards, the 2004 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).
     Under the 2004 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
     Income Tax Withholding. As a condition for the issuance of shares pursuant to awards, the 2004 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.
     Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.
     Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2004 Plan but as to which no awards have yet been granted or that have been returned to the 2004 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2004 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2004 Plan.
     In addition, in the event of a Change in Control (as defined in the 2004 Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.
     Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2004 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination.
     In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.
     Term of the 2004 Plan; Amendments or Termination. The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2004 Plan at any time. If the Board of Directors does not take action to earlier terminate the 2004 Plan, it will terminate on February 25, 2014. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the 2004 Plan shall materially and adversely affect awards that previously had been granted without the written consent of the holders of those awards unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2004 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
     Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2004 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.
     Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:
     Non-ISOs. A participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.
     ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.
     Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant will recognize ordinary income in an amount equal to the value of any cash or shares that the participant receives.

     Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income recognition to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income recognition to the date of an award, a participant will recognize ordinary income equal to the value of any cash or unrestricted shares that the participant receives at the time such award is no longer subject to forfeiture. The same tax consequences apply to performance awards and awards of unrestricted shares.
     Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2004 Plan is designed to permit awards that qualify as performance-based compensation for this purpose.
Proposal No. 3: Ratification Of The Appointment
Of Independent Registered Public Accountants
     KPMG LLP, the independent registered public accounting firm engaged as the principal accountants to audit the Company’s financial statements for the fiscal year ended December 31, 2007, has been extended an offer to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. The Company’s Board of Directors, following the recommendation of the Audit Committee, recommends that shareholders ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008. If the shareholders do not ratify the appointment of KPMG LLP, the selection of an independent registered public accounting firm will be reconsidered by the Audit Committee.

Principal Accounting Firm Fees
     Aggregate fees billed for the fiscal years ended December 31, 2007 and 2006 by our independent registered public accounting firm, KPMG LLP were as follows:

	Fiscal Year Ended
	December 31,
	2007	2006
Audit fees	$902,000	$937,500
Audit-related fees (a)	$8,000	$41,600

Total audit and audit-related fees	$910,000	$979,100
Tax fees (b)		$69,256
All other fees (c)	$24,000	$12,500

Total	$934,000	$1,060,856

(a)	Audit-related fees include amounts billed to us for services rendered in connection with certain agreed upon procedures for the Company’s administration of insurance pools.

(b)	Tax fees include amounts billed to us primarily for tax compliance and preparation and review of federal, state and local tax returns as well as for tax compliance and preparation and review of foreign returns.

(c)	All other fees include amounts billed to us in respect of actuarially oriented services that would not impair the independence of the independent registered public accounting firm.
Audit Committee Pre-Approval Policy
     In accordance with our Audit Committee charter, all audit and non-audit services performed for us by our independent public accounting firm were pre-approved by the Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
     Our Audit Committee charter provides that the Audit Committee must pre-approve any permissible non-audit services performed by the independent accountants, including tax services; provided, however, that the Chairman of the Audit Committee has the authority to pre-approve any permissible non-audit service when, in the exercise of the Chairman’s discretion, he does not believe it necessary or appropriate to convene the Audit Committee to approve such non-audit service fees and he notifies the Audit Committee of such approval at its next regularly scheduled meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.
     Representatives of KPMG LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions.
Other Matters
     NYMAGIC knows of no matters other than those described above that may come before the Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, NYMAGIC intends that the proxyholders will vote your shares in accordance with their best judgment.
     The Company obtained an insurance policy which insures the Directors and officers of the Company and its subsidiaries against certain liabilities that they may incur in the performance of their duties, and insures the Company against obligations to indemnify such persons against such liabilities. The policy, effective May 31, 2007 through May 31, 2008, is underwritten by XL Specialty Insurance Company, the St. Paul Mercury Insurance Company, Axis Reinsurance Company and Arch Specialty Insurance Company at an annual aggregate premium of $436,235. The foregoing information is provided to shareholders of the Company pursuant to Section 726(d) of the New York Business Corporation Law.

Submission of Shareholder Proposals and Discretionary Voting
     Your eligibility as a shareholder to submit proposals, the proper subject of such proposals and other issues governing shareholder proposals, are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement and proxy card relating to NYMAGIC’s annual meeting of shareholders to be held in 2009, shareholder proposals must be received no later than December 31, 2008. If we do not receive notice of any matter to be considered for presentation at the 2009 annual meeting, although not included in the proxy statement, by March 10, 2009, management proxies may confer discretionary authority to vote on the matters presented at the 2009 annual meeting by a shareholder in accordance with Rule 14a-4 under the Exchange Act. All shareholder proposals should be delivered to the attention of: Corporate Secretary, NYMAGIC, INC., 919 Third Avenue, New York, NY 10022.
     Each proposal submitted should include the full and correct name and address of the shareholder(s) making the proposal, the number of shares beneficially owned and their date of acquisition. If beneficial ownership is claimed, proof thereof also should be submitted with the proposal. The shareholder or the shareholder’s representative must appear in person at the annual meeting and must present the proposal, unless the shareholder can show good cause for not doing so.
Householding of Proxy Materials
     We have adopted a procedure approved by the SEC known as “householding.” This procedure allows multiple shareholders residing at the same address the convenience of receiving a single copy of our Notice, Annual Report on Form 10-K and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.
     Householding is available to both registered shareholders (i.e., those shareholders with certificates registered in their name) and streetname holders (i.e., those shareholders who hold their shares through a brokerage).
     Registered Shareholders. If you are a registered shareholder and have consented to our mailing of proxy materials and other shareholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Notice, Annual Report on Form 10-K and proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by calling Broadridge at 1-800-542-1061 (toll free). If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householded mailing this year, and you would like to receive additional copies of our Notice, Annual Report on form 10-K and proxy materials, as applicable, mailed to you, please submit your request to Broadridge who will promptly deliver the requested copy.
     Registered shareholders who have not consented to householding will continue to receive copies of our Notice, Annual Reports on
Form 10-K and proxy materials, as applicable for each registered shareholder residing at the same address. As a registered shareholder, you may elect to participate in householding and receive only a single copy of annual reports or proxy statements for all registered shareholders residing at the same address by contacting Broadridge as outlined above.
     Streetname Holders. Shareholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Annual Report
     Accompanying this proxy statement is our Annual Report on Form 10-K, for the year ended December 31, 2007. The Annual Report contains audited financial statements covering our fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005. Copies of our Annual Report on Form 10-K, for the year ended December 31, 2007, as filed with the SEC, are available free of charge on our website at www.nymagic.com or you can request a copy free of charge by calling 212.551.0600.
BY ORDER OF THE BOARD OF
DIRECTORS OF NYMAGIC, INC.
Paul J. Hart
Executive Vice President,
General Counsel and Secretary
April 2, 2008

EXHIBIT A
NYMAGIC, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN
1.	Establishment, Purpose, and Types of Awards
NYMAGIC, Inc., a New York corporation (the “Company”) hereby amends and restates its incentive compensation plan known as the “NYMAGIC, Inc. 2004 Long-Term Incentive Plan” (hereinafter referred to as the “Plan”) effective December 15, 2004. The Plan’s purposes are to attract, retain and motivate select employees, officers, directors, advisors, and consultants for the Company and its Affiliates and to provide incentives and awards for superior performance.
The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted and Unrestricted Share Awards
Section 9	Deferred Share Units
Section 10	Performance Awards
The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.
2.	Defined Terms
Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.
3.	Shares Subject to the Plan
Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue is 900,000 Shares for all Awards. These Shares may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.
Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.
4.	Administration
     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.
     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.
     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:
     (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;
     (ii) to determine, from time to time, the Fair Market Value of Shares;
     (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, renewed or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;
     (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;
     (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and
     (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and
     (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.
     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.
     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.
5.	Eligibility
     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees), and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.
     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.
     (c) Limits on Awards. No Participant many receive Options and SARs that relate to more than 450,000 Shares. The Committee will adjust these limitations pursuant to Section 13 below.
     (d) Replacement Awards. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless either the new grant will not create any material financial expense for the Company or the Company’s shareholders approve the grant itself or the program under which it is made pursuant to the Plan.
6.	Option Awards
     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.
     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.
     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.
     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:
     (i) ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.
     (ii) Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 85% of the Fair Market Value per Share on the Grant Date, and shall be subject to any payment or other restrictions that the Committee may at any time impose in order to conform with Section 409A of the Code.
     (iii) Named Executive Officers. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant

Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.
     (iv) Repricing. The Committee may at any time unilaterally reduce the exercise price for any Option, but only if (I) the reduction will not cause material financial expense for the Company, and (II) the Committee promptly provides a written notice to any Participant affected by the reduction.
     (e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.
     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.
     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances, and conditions for exercisability contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:
     (i) cash or check payable to the Company (in U.S. dollars);
     (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other longer period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;
     (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or
     (iv) any combination of the foregoing methods of payment.
The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.
     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.
The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:
     (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 30 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
     (ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
     (iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.
     (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

     (v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.
     (i) Reverse Vesting. The Plan Administrator in its discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Share Units having analogous vesting restrictions to the unvested Options.
     (j) Buyout Provisions. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.
7.	Share Appreciate Rights (SARs)
     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:
     (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.
     (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine which conditions will be set forth in the applicable Award Agreement.
     (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 85% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in paragraphs (iii) and (iv) of Section 6(d) hereof.
     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.
     (d) Effect on Available Shares. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.
     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –
(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by
(ii) the number of Shares with respect to which the SAR has been exercised.
Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended in order to conform the SARs with Section 409A of the Code
     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.
     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.
     (h) Repricing and Buy-out. The Committee has the same discretion to reprice and to buy-out SARs as it has to take such actions with respect to Options.
8.	Restricted and Unrestricted Share Awards
     (a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted Shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine and which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.
     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested, but shall not in the absence of extraordinary circumstances provide for the vesting of these Awards at a rate more favorable to the Participant than with respect to 25% of the underlying Shares per year of Continuous Service after the date of the Award. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.
     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.
     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.
     (e) Dividends payable on Vesting. Whenever Shares are issued to a Participant or duly-authorized transferee under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units, such Participant or duly-authorized transferee shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.
     (f) Section 83(b) Elections. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the “Section 83(b) Election”), the Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award.
     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects) within which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above. Notwithstanding the foregoing, Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.
9.	Deferred Share Units
     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including Restricted Shares for which a Section 83(b) Election has not been made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(d) regarding deferral of Performance Awards, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.
     (b) Vesting. Each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.
     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless –
     (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and
     (ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.
Fractional shares shall not be issued, and instead shall be paid out in cash.
     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.
     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.
     (f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.
10.	Performance Awards
     (a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time. The maximum Performance Unit compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be 450,000 Shares and $2,000,000 in cash.
     (b) Performance Compensation Awards. The Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).
     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 450,000 Shares and $2,000,000 in cash.

     (c) Definitions.
     (i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.
     (ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.
     (iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.
     (d) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.
11. Taxes
     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.
     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.
     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).
     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).
     (e) No Liability for Taxes. Neither the Company, the Administrator, nor their agents and assigns shall have any obligation whatsoever to grant or to modify any Award in a manner that avoids or minimizes the tax consequences of Awards, including any taxes that may arise under Sections 409A or 4999 of the Code.
12. Non-Transferability of Awards
     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.
     (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that the Award may be transferred by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to charitable institutions, the Participant’s “Immediate Family” (as defined below), on such terms and conditions as the Committee deems appropriate. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions
     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.
     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the discretion of the Committee to exercise any discretion authorized in the case of a Change in Control.
     (c) Change in Control. In the event of a Change in Control (or beforehand through an Award Agreement or modification of an Award Agreement), the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant (subject to the specific commitments made in any Award Agreement) with respect to his or her outstanding Awards, take one or more of the following actions:
     (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);
     (ii) accelerate the vesting of Awards for any period that the Committee may authorize at the end of which the Committee may provide for termination of any unexercised Options or SARs, so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

     (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or
     (iv) make such other adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.
Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.
     (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.
14. Time of Granting Awards.
     The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.
15. Modification of Awards and Substitution of Options.
     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan and any Award Agreement, the Committee may modify an Award, to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof.
     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new Option does not give persons additional benefits, including any extension of the exercise period.
16. Term of Plan.
     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.
17. Amendment and Termination of the Plan.
     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.
     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.
18. Conditions Upon Issuance of Shares.
     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.
19. Reservation of Shares.
     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
20. Effective Date.
     This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval and no Shares shall be distributed before such approval.
21. Controlling Law.
     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of New York, to the extent not preempted by

United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.
22. Laws And Regulations.
     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.
     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans applicable to particular locations and countries.
23. No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.
24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

NYMAGIC, INC.
AMENDED AND RESTATED
2004 LONG-TERM INCENTIVE PLAN

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:
     “Affiliate” means any entity, including any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.
     “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.
     “Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.
     “Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.
     “Board” means the Board of Directors of the Company.
     “Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons:
(i)	the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy;

(ii)	the Participant’s commission of any material act of fraud, embezzlement, dishonesty or any other willful misconduct;

(iii)	the Participant’s material unauthorized use or disclosure by the Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or

(iv)	Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine as to whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.
     “Change in Control” means any of the following:
     (a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;
     (b) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by Affiliates of the Company);
     (c) Approval by the stockholders of the Company of the sale of substantially all of the Company’s business and/or assets to a person or entity that is not an Affiliate of the Company;
     (d) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person that is a stockholder of the Company on the Effective Date, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company; or
     (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).
     “Code” means the U.S. Internal Revenue Code of 1986, as amended.
     “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code.

     “Company” means NYMAGIC, Inc., a New York corporation.
     “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.
     “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.
     “Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.
     “Director” means a member of the Board, or a member of the board of directors of an Affiliate.
     “Disabled” means a condition under which a Participant —
     (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or
     (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.
     “Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.
     “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.
     “Grant Date” has the meaning set forth in Section 14 of the Plan.
     “Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.
     “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or without (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.
     “Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.
     “Option” means any stock option granted pursuant to Section 6 of the Plan.
     “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.
     “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.
     “Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.
     “Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.
     “Plan” means this NYMAGIC, Inc. 2004 Long-term Incentive Plan.
     “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     “Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.
     “Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.
     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.
     “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.
     “Share” means an ordinary voting share of the Company, as adjusted in accordance with Section 13 of the Plan.
     “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.
     “Unrestricted Shares” has the meaning set forth in Section 8 of the Plan.

NYMAGIC, INC.
C/O MELLON INVESTOR SERVICES
480 WASHINGTON BLVD.
29TH FLOOR
JERSEY CITY, NJ 07310

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: NYMGC1 KEEP THIS PORTION FOR YOUR RECORDS

NYMAGIC, INC.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Vote on Directors

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. ELECTION OF DIRECTORS.

Nominees:

01) John R. Anderson
02) Glenn Angiolillo
03) Ronald J. Artinian
04) John T. Baily
05) David E. Hoffman
06) A. George Kallop
07) William J. Michaelcheck
08) William D. Shaw, Jr.
09) Robert G. Simses
10) George R. Trumbull, III
11) David W. Young

Vote on Proposals

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice. ☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VOTE BY MAIL NYMAGIC, INC.Mark, sign and date your proxy card and return it in the postage- C/O MELLON INVESTOR SERVICESpaid envelope we have provided or return it to NYMAGIC, INC., 480 WASHINGTON BLVOc’0 Bfoadridge, 51 Mercedes Way, Edgewood, NY 11717. 29TH FLOOR JERSEY CITY, NJ 07310 TO VOTE^MARK£LOCKS_BELpW_IN£LUE OR BLACK_INK_A£FOLLOWS:NYMGCJKEEP TH|S_PORTION_FO_R_YOUR RECORDS_ THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NYMAGIC INC. ForWithhold For AllTo withhold authority to vote for any individual AilAll Exceptnominee(s), mark’For All Except” and write the The Board of Directors recommends a vote FORrnumber(s) of the domineers) on the line belowI Proposals 1.2 and 3.I Vote on DirectorsODD 1.ELECTION OF DIRECTORS. Nominees: John R. Anderson 07) Wi!liam J. Michaetcheck Glenn Angiolillo OS) William D. Shaw, Jr. Ronald J. Artinian 09) Robert G. Sinnses JohnT. Baily10) George R. Trumbull, III David E. Hoffman 11) DavidW. Young A. George Kallop Vote on ProposalsForAgainst Abstain 2.APPROVAL OF THE ADOPTION OF THE AMENDMENTTO THE NYMAGIC, INC. AMENDED AND RESTATED 2004 LONG-TERM INCENTIVE PLAN.DD0 3.RATIFICATION OF THE APPOINTMENT OF KPMG LLP as independent registered public accountants of the Company.D 0D The undersigned acknowledges receipt of the accompanying Proxy Statement and Annual Report for the fiscal year ended December 31, 2007. Please sign below exactly as name appears hereon. Joint owners must sign. If more than one trustee, all must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title and authority. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory. For address changes and/or comments, please check this box and write them on Q the back where indicated. MATERIALS ELECTION As of July 1,2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of 1-1 mailingyou a completeset of materials. Checktheboxtotheright ‘-’ if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice. Signature [PLEASE SIGN WITHIN BOX!DateSignature (Joint Owners)Date

FOLD AND DETACH HERE PROXY NYMAGIC INC PROXY SOLICITED ON BEHALF OF THE NYMAGIC, INC. BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2008 The undersigned whose signature(s) appear(s) on the reverse side of this card hereby appoints George R. Trumbull, III and Paul J. Hart and each of them, with full power of substitution, proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, on all matters which properly may come before the Annual Meeting of Shareholders of NYMAGIC, INC. (the “Company”), to be held at the offices of Dewey & LeBoeuf LLR 1301 Avenue of the Americas, Ne w York, NY 10019 on May 21, 2008, at 9:00 A.M., local time, and at any adjournment thereof. THE PROXIES WILL VOTE SUBJECT TO THE DIRECTIONS INDICATED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ALSO ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ALL OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)